UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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Speedway Motorsports, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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5555 CONCORD PARKWAY SOUTH

CONCORD, NORTH CAROLINA 28027

March 25, 2009

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, April 21, 2009, at Lowe’s Motor Speedway in Concord, North Carolina. We look forward to greeting personally those stockholders who are able to attend.

The accompanying formal Notice of Meeting and Proxy Statement describe the matters on which action will be taken at the meeting.

Whether or not you plan to attend the meeting on April 21, 2009, it is important that your shares be represented. To ensure that your vote is received and counted, please sign, date and mail the enclosed proxy at your earliest convenience. Your vote is important regardless of the number of shares you own.

On behalf of the Board of Directors,

Sincerely,

O. Bruton Smith

Chairman and Chief Executive Officer

Voting Your Proxy Is Important

PLEASE SIGN AND DATE YOUR PROXY AND

RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Speedway Motorsports, Inc.

NOTICE OF MEETING

Concord, NC

March 25, 2009

The Annual Meeting of Stockholders of Speedway Motorsports, Inc. (“SMI”) will be held at the Smith Tower located at Lowe’s Motor Speedway, 5555 Concord Parkway South, Concord, North Carolina on Tuesday, April 21, 2009, at 10:00 a.m. (the “Annual Meeting”) for the following purposes, as described in the accompanying Proxy Statement:

1.	To elect Mr. Tom E. Smith and Mr. Marcus G. Smith as Directors.

2.	To ratify the selection by the Audit Committee of PricewaterhouseCoopers, LLP as the principal independent registered public accounting firm of SMI and its subsidiaries for the year ending December 31, 2009.

3.	To approve the Speedway Motorsports, Inc. 2004 Stock Incentive Plan Amended and Restated as of February 10, 2009.

4.	To transact such other business as may properly come before the Annual Meeting.

Only holders of record of SMI’s common stock at the close of business on March 2, 2009 will be entitled to vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

J. Cary Tharrington IV

Secretary

IMPORTANT NOTE: To vote shares of SMI’s common stock at the Annual Meeting (other than in person at the Annual Meeting), a stockholder must return a proxy. The return envelope enclosed with the proxy card requires no postage if mailed in the United States of America.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 21, 2009: The Proxy Statement and Annual Report to Security Holders are available at www.speedwaymotorsports.com.

GENERAL

INTRODUCTION

The Board of Directors (the “Board”) of Speedway Motorsports, Inc. (“SMI” or the “Company”) is soliciting your proxy for use at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, April 21, 2009 at 10:00 a.m. The Annual Meeting will be held at the Smith Tower located at Lowe’s Motor Speedway, 5555 Concord Parkway South, Concord, North Carolina. Only holders of record of SMI’s common stock, par value $.01 per share (the “Common Stock”), at the close of business on March 2, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. This Proxy Statement is first being sent to stockholders on or about March 25, 2009. Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the Annual Meeting (including adjournments). Where a specification is made by means of the ballot provided in the proxies regarding any matter presented at the Annual Meeting, such proxies will be voted in accordance with such specification. If no specification is made, proxies will be voted (i) in favor of electing SMI’s two nominees to the Board, (ii) in favor of ratifying the selection by the Audit Committee of PricewaterhouseCoopers LLP (“PwC”) as the principal independent registered public accounting firm (“auditors”) of SMI for the year ending December 31, 2009, (iii) in favor of approval of the Speedway Motorsports, Inc. 2004 Stock Incentive Plan Amended and Restated as of February 10, 2009, and (iv) in the discretion of the proxy holders on any other business as may properly come before the Annual Meeting. The Board currently knows of no other business that will be presented for consideration at the Annual Meeting.

Our website is www.speedwaymotorsports.com. We use our website as a method of distribution for Company information. We make available free of charge on the Financials/SEC Filings section of our website our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We also make available through our website other reports filed with the SEC under the Exchange Act, including our proxy statements and reports filed by officers and directors pursuant to Section 16(a) of the Exchange Act, as well as our Corporate Governance Guidelines and the charters of each committee of the Board. We do not intend for information contained in our website to be part of this Proxy Statement.

PROXIES

This Proxy Statement is being furnished by SMI to its stockholders of record as of March 2, 2009 in connection with the upcoming Annual Meeting. Proxies should be sent to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

Stockholders who execute proxies may revoke them at any time before they are voted by (i) delivering a written notice to SMI’s Corporate Secretary, either at the Annual Meeting or prior to the meeting date at the Company’s offices at 5555 Concord Parkway South, Concord, North Carolina 28027, (ii) executing and delivering a later-dated proxy, or (iii) attending the Annual Meeting and voting in person.

NUMBER OF SHARES OUTSTANDING AND VOTING

SMI currently has 200,000,000 shares of Common Stock authorized under its Certificate of Incorporation, of which 42,946,103 shares were issued and outstanding and entitled to be voted at the Annual Meeting on the Record Date. At the Annual Meeting, holders of Common Stock will have one vote per share for an aggregate total of 42,946,103 votes. In order to establish a quorum at the Annual Meeting, a majority of the shares entitled to vote must be present either in person or by proxy. In some cases, a nominee holding shares for a beneficial owner may not have discretionary authority to vote certain shares on a particular matter or otherwise may not vote such shares (a “broker non-vote”). These broker non-votes will be considered as present for purposes of determining a quorum, but are not entitled to vote. Abstentions will be treated as present for purposes of determining a quorum and entitled to vote. A quorum being present, directors will be elected by a plurality of votes cast meaning that the director-nominee with the most votes for a particular board position is elected for that position. The actions proposed in the remaining items referred to in the accompanying Notice of Meeting will become effective if a majority of the votes cast by shares entitled to vote is cast in favor thereof. Therefore, while both abstentions and broker non-votes will be counted for the purpose of determining the existence of a quorum, only abstentions will have the same effect as a negative vote on matters requiring a majority of votes cast by shares entitled to vote. Both abstentions and broker non-votes have no effect on the election of directors.

A holder of Common Stock who signs a proxy card may withhold votes as to any director-nominee by marking the “For All Except” box on the proxy card and filling in the circle next to any nominee for whom the holder’s vote is withheld.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 2, 2009 by (i) each person or entity known by SMI to beneficially own more than five percent of the Common Stock, (ii) each director and nominee to the Board, (iii) each executive officer of SMI listed in the Summary Compensation Table (“named executive officers”), and (iv) all directors and executive officers of SMI as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name. Unless otherwise noted, the address for the beneficial owners is 5555 Concord Parkway South, Concord, North Carolina 28027.

Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent
O. Bruton Smith(1)	29,000,800	67.5%
Sonic Financial Corporation(1) (2)	23,700,000	55.2
American Century Companies, Inc.(3)	2,907,418	6.8
William R. Brooks(4)	260,783	*
Marcus G. Smith(5)	185,473	*
Mark M. Gambill(6)	106,381	*
James P. Holden(7)	42,381	*
Robert L. Rewey(7)	52,381	*
Tom E. Smith(8)	67,381	*
H.A. Wheeler(9)	152,011
All directors and executive officers as a group (eight persons)	29,867,591	69.5%

*	Less than one percent

(1)	The shares of Common Stock shown as owned by Mr. O. Bruton Smith include all of the shares shown as owned by Sonic Financial Corporation (“Sonic Financial”) elsewhere in the table. Mr. O. Bruton Smith owns the substantial majority of Sonic Financial’s common stock. An aggregate of 10,540,000 shares have been pledged by Mr. Smith and/or Sonic Financial as security for loans, 5,000,000 of which shares are pledged as collateral for certain Sonic Automotive, Inc. loans, a company of which Mr. Smith is Chairman and Chief Executive Officer and the controlling shareholder.

(2)	This entity’s address is P.O. Box 18747, Charlotte, North Carolina 28218.

(3)

This entity’s address is 4500 Main Street, 9th Floor, Kansas City, MO 64111. This information is based on information contained in Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009, by American Century Companies, Inc. (“ACC”), American Centuries Investment Management, Inc. (“ACIM”), and James E. Stowers, Jr., as Trustee of the James E. Stowers Twentieth Century Companies, Inc. Stock Trust dated January 13, 1995 (the “Trust”). ACIM is an investment adviser in accordance with Rule 240.13d-1(b)(1)(ii)(E) of the Securities Exchange Act of 1934, as amended, and is a wholly-owned subsidiary of ACC. The Trust is a parent holding company or control person in accordance with Rule 240.13d-1(b)(1)(ii)(G). The filing indicates that ACC, ACIM and the Trust have sole voting control over 2,882,053 shares and sole dispositive power over 2,907,418 shares.

(4)	All shares shown as owned by Mr. Brooks, other than 31,200 shares owned by him directly, underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.

(5)	All shares shown as owned by Mr. Marcus G. Smith, other than 7,140 shares owned by him directly, underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.

(6)	Includes 4,000 shares owned by Mr. Gambill directly without restriction, 2,381 restricted shares of Common Stock granted by the Company to Mr. Gambill that vest on April 20, 2009, and options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date. Mr. Gambill disclaims beneficial ownership of 200 shares.

(7)	Includes 2,381 restricted shares of Common Stock granted to Messrs. Holden and Rewey by the Company that vest on April 20, 2009, and options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.

(8)	Includes 5,000 shares owned by Mr. Smith directly without restriction, 2,381 restricted shares of Common Stock granted by the Company to Mr. Smith that vest on April 20, 2009, and options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.

(9)	All shares shown as owned by Mr. Wheeler, other than 17,428 shares owned by him directly, underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.

For additional information concerning options granted to the Company’s executive officers, see “Executive Compensation” below.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company complies with the requirements of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange (“NYSE”) and regularly monitors developments in the area of corporate governance.

BOARD AND COMMITTEE MEMBER INDEPENDENCE

Because Mr. O. Bruton Smith holds more than 50% of the voting power of the Common Stock, SMI qualifies as a “controlled company” for purposes of the NYSE’s listing standards and is, therefore, not required to comply with the NYSE requirement that a listed company have a majority of independent directors. However, SMI is committed to having a majority of its Board membership be independent directors as evidenced by SMI’s Corporate Governance Guidelines. SMI’s non-management directors hold meetings, separate from management, at least four times per year. Those meetings are presided over by the Company’s Lead Independent

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Director, Mr. Tom E. Smith. In Mr. Tom E. Smith’s absence, the other independent directors will choose another independent director to preside over such meeting.

The Nominating/Corporate Governance Committee regularly reviews the independence of all directors on the Board and reports its findings to the Board, which then makes regular determinations as to director independence under applicable Securities and Exchange Commission (“SEC”) and New York Stock Exchange (“NYSE”) requirements. The Board has determined that Messrs. Gambill, Holden, Rewey and Tom E. Smith are currently independent within the meaning of the NYSE’s current listing standards, and further that all members of its Audit Committee are independent in accordance with current SEC regulations. The Board’s determination was based upon its assessment of each director’s relationship with SMI and the materiality of that relationship in light of all relevant facts and circumstances from the standpoint of the director in his individual capacity and the persons to which the director is related and organizations with which the director is affiliated. In reaching this determination, the Board has relied upon representations made by Messrs. Gambill, Holden, Rewey and Tom E. Smith in director questionnaires and discussions between the foregoing individuals and the Board and the Nominating/Corporate Governance Committee of the Board. The Board relied upon Categorical Standards for Director Independence, which the Board adopted to assist in evaluating the independence of each of its directors. A copy of SMI’s Categorical Standards for Director Independence is available on our website www.speedwaymotorsports.com. In concluding that Mr. Gambill is independent, the Board took into consideration Mr. Gambill’s service on the Board of Managers of SMISC, LLC, the Company’s equally-owned joint venture with International Speedway Corporation. The Board concluded that Mr. Gambill’s service on the SMISC, LLC Board of Managers did not compromise his independence. With respect to Mr. Holden, the Board considered his service as a member of the Board of Directors of Sirius XM Radio, Inc., a sponsor of NASCAR and a contract party with the Company’s subsidiary, Performance Racing Network, and the Board of Directors of Snap-on, Inc., a contract party with several of the Company’s subsidiaries. The Board determined that the relationships were immaterial and that Mr. Holden remains independent. The Board also considered Mr. Rewey’s service on the Board of Directors of Sonic Automotive, Inc., a company controlled by Mr. O. Bruton Smith, and the Board concluded that such service did not compromise his independence. Mr. Tom E. Smith is not related to Messrs. O. Bruton Smith or Marcus G. Smith.

CORPORATE GOVERNANCE GUIDELINES

The Company has adopted a set of Corporate Governance Guidelines, including specifications for director qualification and responsibility. A copy of these guidelines is available on our website www.speedwaymotorsports.com. A printed copy may be obtained upon request to the Company.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board has adopted a Code of Business Conduct and Ethics that applies to our employees, directors and officers, including our chief executive officer, chief operating officer, chief financial officer and treasurer and chief accounting officer. A copy of the Code of Business Conduct and Ethics is available on our website www.speedwaymotorsports.com. We post any amendments to the Code of Business Conduct and Ethics, as well as any waivers that are required to be disclosed by SEC or NYSE rules, on our website. A printed copy may be obtained upon request to the Company.

COMMUNICATIONS TO THE BOARD

Stockholders and other parties interested in communicating with the Board as a group may do so by writing to the Chairman of the Board at “c/o J. Cary Tharrington IV, Vice President and General Counsel, Speedway Motorsports, Inc., 5401 E. Independence Blvd., Charlotte, NC 28212.” The Company’s General Counsel will review all such correspondence and will make such correspondence available regularly to the Board. Any correspondence relating to accounting, internal controls or auditing matters will be immediately brought to the attention of the members of the Company’s Audit Committee for consideration in accordance with established procedures. Communications intended for non-management directors should be directed to the Chairman of the Nominating/Corporate Governance Committee at the address above.

ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS OF SMI

Directors of SMI are elected at the Annual Meeting of Stockholders to serve staggered terms of three years and until their successors are elected and qualified. The Board currently consists of seven directors. On February 19, 2009, Mr. William P. Benton, a director of SMI since 1995, passed away. The terms of Messrs. Marcus G. Smith and Tom E. Smith expire at the Annual Meeting. The terms of Messrs. O. Bruton Smith and Robert L. Rewey expire at the 2010 Annual Meeting. The terms of Messrs. William R. Brooks, Mark M. Gambill and James P. Holden expire at the 2011 Annual Meeting. Messrs. Marcus G. Smith and Tom E. Smith are standing for reelection at the Annual Meeting.

It is intended that the proxies in the accompanying form will be voted at the Annual Meeting for the election to the Board of the following nominees, each of whom has consented if elected to serve a three-year term until the 2012 Annual Meeting: Messrs. Marcus G. Smith and Tom E. Smith. Each

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director-nominee will serve until the end of their term and until their successor is elected and qualified, except as otherwise provided in SMI’s Certificate of Incorporation and Bylaws. If for any reason any nominee named above is not a candidate when the election occurs, it is intended that proxies in the accompanying form will be voted for the election of the other nominee named above and may be voted for any substitute nominee or, in lieu thereof, the Board may reduce the number of directors in accordance with SMI’s Certificate of Incorporation and Bylaws.

DIRECTORS, DIRECTOR-NOMINEES, EXECUTIVE OFFICERS AND GENERAL MANAGERS

The name, age, present principal occupation or employment and the principal occupations, positions, offices or employments for at least the past five years of each SMI director, director-nominee, executive officer and general manager are set forth below.

DIRECTORS, DIRECTOR-NOMINEES AND EXECUTIVE OFFICERS

O. Bruton Smith, 82, has been the Chairman and Chief Executive Officer of SMI since its organization in 1994. Mr. Smith has served as the CEO and a board member of Charlotte Motor Speedway, LLC, a wholly owned subsidiary of SMI, and its predecessor entities (“CMS”) since 1975, which he originally founded in 1959. Mr. Smith has been the CEO of Atlanta Motor Speedway LLC (“AMS”) since its acquisition in 1990, Texas Motor Speedway, Inc. (“TMS”) since its formation in 1995, Bristol Motor Speedway LLC (“BMS”) since its acquisition in 1996, Infineon Raceway (“IR”) since its acquisition in 1996, Las Vegas Motor Speedway (“LVMS”) since its acquisition in 1998, New Hampshire Motor Speedway (“NHMS”) since its acquisition in January 2008, and Kentucky Speedway since its acquisition in December 2008. In addition, Mr. Smith serves as the CEO and a director, or in a similar capacity, for many of SMI’s other subsidiaries. Mr. Smith also is the Chairman, CEO, a director and controlling stockholder of Sonic Automotive, Inc. (“SAI”) (NYSE:SAH). Mr. Smith also owns and operates Sonic Financial Corporation (“Sonic Financial”), a private business which owns a majority of the Company’s common stock, among other activities.

William R. Brooks, 59, has been Vice President, Treasurer, Chief Financial Officer and a director of SMI since its organization in 1994. In February 2004, Mr. Brooks became an Executive Vice President of SMI, and in May 2008 was promoted to Vice Chairman. Mr. Brooks joined Sonic Financial from PriceWaterhouseCoopers in 1983 and currently is an officer of Sonic Financial, has served as Vice President of CMS since before the organization of SMI, and has been Vice President and a director of AMS since its acquisition and TMS since its formation. He has served as Vice President of BMS, LVMS, IR and NHMS since their acquisition. In addition, Mr. Brooks serves as an officer and a director, or in a similar capacity, for many of SMI’s other subsidiaries. Mr. Brooks also has served as a director of SAI since its formation in 1997.

Marcus G. Smith, 35, became a director of SMI in 2004 and Chief Operating Officer and President of SMI in May 2008. Prior to that appointment, Mr. Smith served as Executive Vice President of National Sales and Marketing for SMI since 2004. Mr. Smith was also appointed President and General Manager of LMS in May 2008. Mr. Smith joined the Company in 1996 as a sales associate at Lowe’s Motor Speedway and was named Manager of New Business Development in 1999. Mr. Marcus G. Smith is the son of Mr. O. Bruton Smith. In addition, Mr. Smith serves as a member of the Board of Managers of SMISC, LLC, an equally-owned merchandising joint venture between the Company and International Speedway Corporation, and as an officer of many of the Company’s subsidiaries. Mr. Smith is standing for reelection as a director at the Annual Meeting.

Mark M. Gambill, 58, became a director of SMI in 1995. Mr. Gambill worked for Wheat First Securities from 1972, including serving as chairman of the underwriting committee, until it was sold to First Union Corporation in 1998. Mr. Gambill was President of Wheat First Butcher Singer at the time of sale. Mr. Gambill left First Union in 1999. Mr. Gambill is currently Managing Partner of Cary Street Partners, a financial advisory and wealth management firm. In addition, Mr. Gambill serves as a member of the Board of Managers of SMISC, LLC, an equally-owned merchandising joint venture between the Company and International Speedway Corporation. Mr. Gambill also serves as a director of New Market Corporation.

James P. Holden, 57, became a director of SMI in 2004. Mr. Holden retired in 2000 after completing 27 distinguished years in the auto industry, including 19 years with DaimlerChrysler, and its predecessor, Chrysler Corp. Highlights of his career include being named President of DaimlerChrysler in 1999 and Chief Executive Officer in June 2000. Mr. Holden served in various positions during his career at Chrysler, including Executive Vice President of Sales and Marketing responsible for directing all of the automaker’s sales, fleet and marketing organizations in the United States, Mexico and Canada, including Mopar parts operations. In addition, he serves as a director of Sirius XM Radio, Inc., Snap-on, Inc., and Meridian Automotive Systems, Inc.

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Robert L. Rewey, 70, became a director of SMI in 2001. Mr. Rewey retired from Ford Motor Company in 2001 after a distinguished 38-year career with Ford, most recently serving as Group Vice President of North American Operations & Global Consumer Services. Mr. Rewey managed numerous areas within Ford since 1963, also serving as Vice President of Sales, Marketing and Customer Service. Mr. Rewey also serves as a director of SAI, LoJack Corporation, Dealer Tire, LLC and Reading Group, LLC.

Tom E. Smith, 67, became a director of SMI in 2001. Mr. Smith retired from Food Lion Stores, Inc. in 1999, after a distinguished 29-year career with that company, including serving as Chief Executive Officer and President. Mr. Smith serves as a director of Farmers and Merchants Bank, and served as a director of CT Communications, Inc. prior to its acquisition by Windstream Communications. Mr. Smith is standing for reelection as a director at the Annual Meeting.

GENERAL MANAGERS

M. Jeffrey Byrd, 59, has served as Vice President and General Manager of BMS since its acquisition in 1996, and became President of BMS in 2003. Prior to working at BMS, Mr. Byrd had been continuously employed by RJR Nabisco for 23 years in various sports marketing positions in managerial capacities.

Edwin R. Clark, 54, became Vice President and General Manager of AMS in 1992 and was promoted to President and General Manager of AMS in 1995. Prior to that appointment, he had been Vice President of Events of CMS since 1981. Mr. Clark became Executive Vice President of SMI upon its organization in 1994 and was a director of SMI from 1995 to 2004.

Jerry Gappens, 47, became Executive Vice President and General Manager of New Hampshire Motor Speedway in January 2008. Prior to that appointment, Mr. Gappens spent 15 years working for CMS in various public relations, marketing and event capacities. He most recently served as Senior Vice President of Events and Marketing at CMS since 2004. Mr. Gappens has more than 25 years experience in the motorsports industry, working previously with National Speed Sport News, one of the top motorsports trade publications.

William E. Gossage, 50, became Vice President and General Manager of TMS in 1995. Prior to that appointment, he was Vice President of Public Relations at CMS from 1989 to 1995. In February 2004, Mr. Gossage became President of TMS. Mr. Gossage previously worked with Miller Brewing Company in its motorsports public relations program and served in various public relations and managerial capacities at two other NASCAR-sanctioned speedways.

Steve Page, 54, has served as President and General Manager of IR since its acquisition in 1996. Prior to being hired by SMI, Mr. Page had been continuously employed for several years as President of Brenda Raceway Corporation, which owned and operated IR before acquisition by the Company. Mr. Page also spent 11 years working for the Oakland A’s baseball franchise in various marketing positions.

R. Christopher Powell, 49, has served as Vice President and General Manager of LVMS since its acquisition in 1998, and was promoted to President in June 2008. Mr. Powell also serves as Vice President of several other SMI subsidiaries. Mr. Powell spent 11 years working for Sports Marketing Enterprises, a division of RJR Tobacco Company (“RJR”). From 1994 to 1998, he served as manager of media relations and publicity on RJR’s NASCAR Winston Cup program. Mr. Powell’s previous duties included publicity and event operations on other RJR initiatives, including NHRA Drag Racing and the Vantage and Nabisco golf sponsorships.

COMMITTEES OF THE BOARD AND BOARD MEETINGS

GENERAL. There are three standing committees of the Board: the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee. The Audit Committee is currently comprised of Messrs. Mark M. Gambill (Chairman), James P. Holden and Tom E. Smith. The Nominating/Corporate Governance Committee is currently comprised of Messrs. Tom E. Smith (Chairman) and Robert L. Rewey. The Compensation Committee is currently comprised of Messrs. Mark M. Gambill, James P. Holden and Robert L. Rewey. The Board has found that all Committee members are independent as defined by the applicable listing standards of the NYSE, the applicable rules of the SEC, and the Company’s Categorical Standards for Director Independence.

AUDIT COMMITTEE. The Audit Committee, which held eight meetings in 2008, is responsible for the selection of the Company’s independent registered public accounting firm, reviews and approves the scope of the annual audit, approves annual audit fees and services, reviews the conclusions of the auditors and reports the findings and recommendations thereof to the Board, reviews with the Company’s auditors the effectiveness of the Company’s system of internal controls over financial reporting, and disclosure controls and procedures, and the associated role of management, reviews transactions between the Company and its officers, directors and principal stockholders, reviews and discusses with management and the auditors the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and interim financial information contained in quarterly earnings announcements, approves non-audit fees and services rendered by the auditors and performs such other functions and

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exercises such other powers as the Board from time to time may determine. The Audit Committee operates under a formal charter that governs its duties and conduct. A copy of the charter is available on our website www.speedwaymotorsports.com. A printed copy may be obtained upon request to the Company.

Based on the representations made by Mr. Gambill and discussions between Mr. Gambill and other members of the Board, the Board has, in its business judgment, determined that Mr. Gambill is an “audit committee financial expert” in accordance with current SEC regulations. The Board based this determination primarily on Mr. Gambill’s experience as the former President of Wheat First Securities and as the current Managing Partner of Cary Street Partners. Both of these positions required Mr. Gambill to be extensively involved in analyzing public company financial statements when supervising the investment banking and research analyst operations and as chairman of the underwriting committee of Wheat First Securities and in managing Cary Street Partners.

The following is the Audit Committee Report for the year ended December 31, 2008.

AUDIT COMMITTEE REPORT

In accordance with its written charter, the Audit Committee of the Board (the “Audit Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, discussed with the independent registered public accounting firm any relationships or services that might impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed and reviewed with management, and the independent registered public accounting firm, the quality and adequacy of the Company’s internal controls over financial reporting, and discussed and reviewed with management the effectiveness of the Company’s disclosure controls and procedures used for periodic public reporting. The Audit Committee reviewed with the independent registered public accounting firm their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards and the Public Company Accounting Oversight Board, including those described in Statement on Auditing Standards No. 61, as amended or supplemented, “Codification of Statements of Accounting Standards,” and those required by Regulation S-X Rule 2-07, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s audit of the Company’s financial statements and reviewed the Company’s audited financial statements as of and for the year ended December 31, 2008 with management and the independent registered public accounting firm.

Management is responsible for the Company’s financial reporting process, including its system of internal controls over financial reporting, disclosure controls and procedures and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States of America. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company, and they may or may not be experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on (a) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (b) the representations of the independent registered public accounting firm appearing in the auditors’ report on the Company’s financial statements. The Audit Committee’s oversight does not provide the Audit Committee with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting and auditing standards and applicable laws and regulations. Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC. The Audit Committee also recommended the reappointment of the independent registered public accounting firm of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2009.

AUDIT COMMITTEE

Mark M. Gambill, Chairman and Audit Committee Financial     Expert

James P. Holden

Tom E. Smith

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NOMINATING/CORPORATE GOVERNANCE COMMITTEE. The Nominating/Corporate Governance Committee, which held two meetings in 2008, assists the Board in identifying and recommending individuals qualified to become members of the Board, monitors and reviews corporate governance issues and develops and recommends to the Board corporate governance principles applicable to the Board, the Company and its business strategy and operations. Messrs. Marcus G. Smith and Tom E. Smith were recommended to the Board as director-nominees to stand for election at the Annual Meeting by the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee operates under a formal charter that governs its duties and conduct. A copy of the charter is available on our website www.speedwaymotorsports.com. A printed copy may be obtained upon request to the Company. The Chairman of the Nominating/Corporate Governance Committee is the Lead Independent Director, and is the person who presides over the regularly scheduled meetings of the Company’s independent directors.

DIRECTOR NOMINATION CRITERIA AND PROCESS

Directors may be nominated by the Board in accordance with the Company’s Certificate of Incorporation or By-laws. The procedures used by the Nominating/Corporate Governance Committee to identify and evaluate nominees for director positions involve members of the committee drawing on their contacts in the business community and directly soliciting and interviewing candidates and reviewing director questionnaire responses of prospective nominees. The Company’s Nominating/Corporate Governance Committee will review all nominees for the Board in accordance with the Committee’s charter. Given the size and resources of the Nominating/Corporate Governance Committee as well as the number of Company stockholders, the Board believes the committee could not thoroughly review the number of Board nominations that would likely be received if the committee accepted unsolicited nominations from stockholders. Accordingly, it is the Nominating/Corporate Governance Committee’s policy not to accept unsolicited nominations to the Board from stockholders.

The assessment of a nominee’s qualifications will include, at a minimum, a review of Board member criteria listed in the Company’s Corporate Governance Guidelines, including among other things, the following:

•	Ability to use sound judgment;

•

Substantive knowledge in areas of importance to the Company (such as accounting or finance, business or management, industry knowledge, customer-based perspective, sponsorship relationships, strategic planning and leadership);

•	Diversity (background and experience);

•

Skills (financial literacy and/or financial expertise for members of the Audit Committee, management or consulting experience for members of the Compensation Committee, leadership or strategic planning for members of the Nominating/Corporate Governance Committee);

•	Service on the boards of directors of other public companies;

•	Integrity, honesty, fairness, independence;

•	Thorough understanding of the Company’s business;

•	Independence under NYSE and SEC criteria; and

•	Such other factors as the Nominating/Corporate Governance Committee concludes are pertinent in light of the Board’s current needs at the time such director is nominated.

The Nominating/Corporate Governance Committee will select qualified nominees and review its recommendations with the full Board, which will decide whether to invite the nominee to join the Board. The Board believes that its membership should reflect a diversity of experience and perspectives. The Board intends that each director contribute knowledge, experience and skill in at least one area of importance to the Company. Nominees should neither have nor appear to have a conflict of interest that would impair the nominee’s ability to represent the interests of all Company stockholders and to otherwise fulfill the stated responsibilities of a director. A nominee should also be able to work well with other directors and executives of the Company, should have independent opinions and be willing to state them in a constructive manner and be willing to comply with other guidelines as adopted by the Board.

COMPENSATION COMMITTEE. The Compensation Committee, which held seven meetings in 2008, administers certain compensation and employee benefit plans of the Company, reviews and determines executive officer compensation, including annual salaries, bonus performance goals, bonus plan allocations, stock option grants and other benefits of all executive officers and other senior officers of the Company. The Compensation Committee administers the 1994 Stock Option Plan, the 2004 Stock Incentive Plan and the Employee Stock Purchase Plan, and the Company’s Incentive Compensation Plan. The Compensation Committee periodically reviews the Company’s executive development and succession planning and executive compensation programs. The Compensation Committee also takes action to modify pro-

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grams that yield payments or benefits not closely related to Company or executive performance. The policy of the Compensation Committee’s program for executive officers is set forth below in “Executive Compensation – Compensation Discussion and Analysis.” The Compensation Committee operates under a formal charter that governs its duties and conduct. A copy of the charter is available on our website www.speedwaymotorsports.com. A printed copy may be obtained upon request to the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. William P. Benton, Mark M. Gambill, James P. Holden and Robert L. Rewey served on the Company’s Compensation Committee in 2008. No member of the Compensation Committee was an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Compensation Committee.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS. During 2008, there were seven meetings of the Board, with all directors attending at least 75% of all Board meetings and 75% of all meetings held by committees of the Board on which they served. The Company does not have any policy regarding director attendance at Annual Meetings of stockholders, and has not retained a record of directors’ attendance at any of the past Annual Meetings.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the principal independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009. PwC’s first year serving in this capacity for the Company was 2007.

Representatives of PwC will attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and to respond to appropriate questions.

Stockholder ratification of the Audit Committee’s selection of PwC as our principal independent registered public accounting firm is not required by our Bylaws or otherwise. The Board is submitting the selection of PwC to the stockholders for ratification and the Audit Committee will reconsider whether to retain PwC if the stockholders fail to ratify this selection. In addition, even if the stockholders ratify the selection of PwC, the Audit Committee may, in its discretion, select a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of SMI.

PRINCIPAL ACCOUNTING FIRM FEES AND SERVICES

The following table shows the aggregate fees billed to the Company by PwC and Deloitte & Touche for the fiscal years ended December 31, 2008 and 2007:

	2008	2007
Audit Fees(1)	$664,000	$635,000
Audit-Related Fees(2)	45,000	83,000
Tax Fees(3)	45,000	104,000
All Other Fees(4)	–	–

(1)	This fee category consists of services for: (i) the audit of our annual financial statements and review of our quarterly financial statements in 2008 and 2007, (ii) the audit of the effectiveness of our internal control over financial reporting for Sarbanes-Oxley Act Section 404 compliance in 2008 and 2007, and (iii) services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings, including services associated with SEC registration statements, other documents filed with the SEC, and documents issued in connection with securities offerings (e.g., comfort letters and consents) in 2008 and 2007. The 2007 fees include services for the first quarter 2007 review of our interim financial statements by Deloitte & Touche. Effective June 27, 2007, PwC was engaged as our new independent registered public accounting firm.

(2)	This fee category consists of assurance and related services by PwC and Deloitte & Touche that are reasonably related to performing the audit and review of our financial statements, and are not reported above under “Audit Fees”. These fees include: (i) audit related services in connection with our purchase transaction of a significant speedway and related filing of Form 8-K in 2008, and (ii) services associated with the audit of our Sarbanes-Oxley Act Section 404 compliance, audit planning and transitional services associated with the change in our principal accounting firms from Deloitte & Touche to PwC, and assurance services associated with an equity investment in 2007.

(3)	This fee category consists of professional services rendered by PwC and Deloitte & Touche for tax return preparation, tax compliance, tax planning and tax advice in 2008 and 2007, including adoption of FIN 48 “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” in 2007.

(4)	All other fees consist of fees billed for services other than the services reported in other categories. There were no other fees in 2008 or 2007.

The Audit Committee has considered whether the non-audit services provided were compatible with maintaining the principal independent registered public accounting firm’s independence, and believes that such services and related fees, due to, among other things, the nature and scope of the services provided and the fact that different PricewaterhouseCoopers personnel provided audit and non-audit services, have not impaired the independence of the Company’s principal independent registered public accounting firm. All services provided by PricewaterhouseCoopers and Deloitte & Touche in 2008 and 2007 were approved by the Audit Committee.

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Generally, before an independent auditor is engaged by the Company to render audit or non-audit services, the engagement is approved early each calendar year by the Audit Committee. Any subsequent changes in audit, audit-related, tax or other services to be provided by such independent auditor due to changes in scope of work, terms, conditions or fees of the engagement must be pre-approved by the Audit Committee or by one of its members who has been delegated such authority. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both such independent auditor and the Chief Financial Officer of the Company and must be consistent with applicable SEC regulations and NYSE listing standards regarding auditor independence.

EXECUTIVE COMPENSATION –COMPENSATION DISCUSSION AND ANALYSIS

2008 EXECUTIVE OFFICER COMPENSATION PROGRAM

The Company’s objectives with respect to compensation of its executive officers are to: (1) link executive compensation to Speedway Motorsports’ business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace and recognize achievement of Speedway Motorsports’ business strategy objectives; and (4) provide performance incentives and equity-based compensation to align the long-term interests of executive officers with those of Speedway Motorsports’ stockholders.

The Company’s executive compensation program is designed to reward successful achievement of the Company’s objectives, which we believe will return value to the stockholders. The Company’s objectives include: revenue growth; operating earnings growth; earnings per share growth; increased shareholder return through dividends and share repurchases; and growth of return on average equity.

Speedway Motorsports has three executive officers: Mr. O. Bruton Smith, the Company’s Chairman and Chief Executive Officer, Mr. Marcus G. Smith, the Company’s President and Chief Operating Officer, and Mr. William R. Brooks, the Company’s Vice Chairman, Chief Financial Officer and Treasurer. Speedway Motorsports’ executive compensation program is comprised of two components: (i) annual cash compensation, paid in the form of annual salary, objective performance-based incentive compensation payments, and possible discretionary bonuses; and (ii) long-term compensation, paid in the form of options to purchase Speedway Motorsports’ Common Stock or through the grant of performance-based restricted stock. Messrs. O. Bruton Smith and Brooks are paid an annual base salary and in 2007 began participating in the Speedway Motorsports’ Incentive Compensation Plan. Through 2008, Mr. Marcus G. Smith has been paid an annual base salary and a sales commission pursuant to a commission compensation agreement with the Company. Beginning in 2009, Mr. Marcus G. Smith will participate in the same executive compensation program as Messrs. O. Bruton Smith and Brooks, reflecting his change in responsibilities as President and Chief Operating Officer as opposed to his prior position of Executive Vice President of National Sales and Marketing. The Company had chosen to compensate Mr. Marcus G. Smith through a sales commission because it believed that was the most effective way to increase consolidated marketing, sponsorship and advertising sales. With his promotion to President and Chief Operating Officer, the Company believes the most effective form of compensation to foster a more global management role is through participation in the executive compensation program in which Messrs. O. Bruton Smith and Brooks participate.

None of the Company’s executive officers have an employment agreement, severance agreement or any retirement plans other than a 401(k) Plan that is available to all employees. None of the Company’s executive officers have any agreement pursuant to which there is an accelerated vesting of outstanding equity awards in the event of termination of employment. Given the Company’s emphasis on current cash compensation and our executive officers’ extended tenure with the Company, the Company believes that the type of agreements described above would not significantly advance the Company’s compensation objectives. The Company’s previous President and Chief Operating Officer, H.A. Wheeler, Jr., has a deferred compensation arrangement which pays $12,500 per month for 120 months. Mr. Wheeler began receiving payments on June 20, 2008.

Speedway Motorsports’ executive compensation tends to favor current cash payments in the form of annual salary, incentive compensation under the Company’s Incentive Compensation Plan, and a possible discretionary bonus consistent with the Company’s earnings, margins and cash flows. The Company believes current cash compensation is the most effective tool to generate and enhance high earnings, margins and cash flows.

The Company also believes that a certain level of equity ownership is required to align executive officer long-term interests with those of stockholders. The Compensation Committee believes the Company’s executive officer compensation program adequately achieves this goal through the periodic awards of equity compensation, taking into account the executive officers’ existing equity ownership and the desired mix of cash and equity compensation. The Company

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also considered the effects of Statement of Financial Accounting Standards No. 123R “Share-Based Payments” (“FAS 123R”), which requires the Company to currently expense an estimated future value of equity compensation. Retention and long-term focus of the Company’s executive officers has not historically been an area of concern, evidenced by the more than 25-year average tenure of the current executive officers of the Company and its predecessors.

The Compensation Committee reviews base salaries, awards of cash bonuses, awards of incentive cash compensation, and equity-based compensation in the first quarter of each year. Mr. O. Bruton Smith and Mr. Brooks present the Compensation Committee with a report of the Company’s financial results for the prior year, recommendations regarding proposals on compensation including recommended base salaries, recommended discretionary bonus payments, and management’s rationale for such recommendations. The Compensation Committee is required to certify the Company’s results for purposes of the Incentive Compensation Plan, and must decide whether to approve the incentive compensation award yielded under the Incentive Compensation Plan, and whether to reduce that award, and whether circumstances justify a discretionary bonus award. See, “Incentive Compensation, Cash Bonuses and Commission Based Compensation”, below. Mr. O. Bruton Smith does not make any recommendation regarding his own compensation. Mr. Brooks presented the Compensation Committee with information regarding sales by Mr. Marcus G. Smith, which allowed the Compensation Committee to calculate the 2008 sales commission due to him.

ANNUAL CASH COMPENSATION

Annual cash compensation for Speedway Motorsports’ executive officers consists of a base salary, payments earned under the Incentive Compensation Plan, a possible discretionary bonus, and through 2008, sales commissions in the case of Mr. Marcus G. Smith. Executive officer cash compensation has historically been weighted in favor of a discretionary cash bonus dependent upon the Company’s and each executive officer’s performance for the particular year. The criteria approved by the Compensation Committee pursuant to the Incentive Compensation Plan was designed to maintain the weighted balance of cash compensation favoring at-risk cash compensation as opposed to base salary. The annual cash compensation paid by Speedway Motorsports to its executive officers during 2008 was set in an amount the Compensation Committee determined to be an adequate reward for the Company’s and the executive officers’ performance. The 2008 annual cash compensation was also targeted to be competitive in relation to similar companies such as those included in the Peer Group Index in the performance graph included in the Speedway Motorsports Annual Report on Form 10-K. The Compensation Committee also considered the compensation of executives of Penn National Gaming, Inc., Six Flags, Inc., Cedar Fair, L.P., and Fair Isaac Corporation, which are entertainment oriented or other companies which were considered to have financial characteristics similar to Speedway Motorsports or to be in relatively comparable industries. The Compensation Committee did not utilize the services of an independent consulting firm in determining the annual cash compensation paid to executive officers in 2008.

ANNUAL SALARY

The base salaries of Speedway Motorsports’ executive officers and adjustments to executive officers’ base salaries are generally based upon a subjective evaluation of the executive officer’s performance by the Compensation Committee in light of the Company’s compensation objectives. The Compensation Committee’s evaluation is also based upon factors such as the current responsibilities of each executive officer, the compensation of similarly situated executive officers of comparable companies, the performance of each executive officer during the prior calendar year, the Company’s performance during the prior calendar year, and management’s recommendations submitted to the Compensation Committee by the Chairman and Chief Executive Officer, and the Chief Financial Officer. In February 2008, the base salaries of the executive officers for 2008 were established using the referenced criteria. The base salaries of Mr. O. Bruton Smith and Mr. Marcus G. Smith were unchanged for 2008. The Committee increased Mr. Brooks’ base salary to $500,000 for 2008. The Compensation Committee reviewed executive officer salaries in March 2009 and decided to make no changes to the base salaries of Messrs. O. Bruton Smith and Brooks. However, in converting Mr. Marcus G. Smith to the executive compensation program in which Messrs. O. Bruton Smith and Brooks have participated since 2007, Mr. Marcus G. Smith’s annual base salary was increased to $550,000, effective January 1, 2009.

INCENTIVE COMPENSATION AND CASH BONUSES

Each of Speedway Motorsports’ executive officers, except for Mr. Marcus G. Smith, was eligible to participate in the Company’s Incentive Compensation Plan in 2008. Compensation under the Incentive Compensation Plan is intended to provide the Company’s executive officers an incentive to devote their best efforts to the Company and to enhance the Company’s value for the benefit of stockholders. In March 2008, the Compensation Committee established objective, performance-based goals, reflected in the Company’s earnings for 2008, and potential incentive compensation payouts to the eligible executive officers. The performance period was January 1, 2008 through December 31, 2008. Earnings per share, with certain adjustments designed to more accurately reflect the Company’s and the eligible executive officers’ performance, was selected as the performance goal. For purposes of the Company’s 2008 performance goal, earnings per share was, consistent with the Incentive Compensation Plan, defined as (A) the Corporation’s net income as determined in accordance with U.S. generally accepted accounting princi-

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ples (GAAP), excluding the effects of (i) any non-recurring gain or loss recognized by the Corporation such as gain or loss on asset/goodwill impairment charges, litigation or claim expenses, or judgments or settlements, (ii) restructuring charges, (iii) refinance charges, (iv) extraordinary non-recurring items as described in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s Annual Report on Form 10-K for the applicable year, or (v) the cumulative effect of any changes in GAAP during 2008, divided by (B) a diluted average share count of 43,400,000 shares. Any exclusions from the calculation of the Company’s earnings were selected to more accurately reflect the Company’s normalized performance in 2008, leading to a more fair and accurate incentive compensation award.

The Compensation Committee established a potential incentive compensation payment expressed as a multiple of the particular executive officer’s base salary in 2008. As baselines, Mr. O. Bruton Smith was eligible to receive an incentive compensation payment of 3.0 times his base salary and Mr. Brooks was eligible to receive an incentive compensation payment of 2.0 times his base salary. The amount of incentive compensation each Executive Officer is eligible to receive is increased or decreased in proportion to the Company’s earnings per share achieved, as defined above, in relation to the target earnings per share established by the Compensation Committee. The earnings target ($2.50 per share) selected by the Compensation Committee was selected to align with the relative mid-point of the Company’s publicly announced earnings guidance in March 2008. No 2008 Incentive Compensation payments would be made if the actual earnings per share achieved is less than 80% of the earnings per share target. The multiples used to determine the incentive compensation payments were chosen at levels the Compensation Committee determined would yield an appropriate level of Incentive Compensation for participating executive officers, especially considering the lack of retirement benefits. The Compensation Committee retains the right to reduce awards of incentive compensation generated by the incentive compensation formula, and the right to make discretionary bonus awards, even if at least 80% of the earnings per share target is not met.

In March 2009, the Compensation Committee determined that the Company’s earnings per share in 2008, as adjusted in accordance with the Incentive Compensation Plan to reflect certain non-recurring asset impairment charges, exceeded 80% of the earnings per share target. The Compensation Committee, therefore, certified that the objective performance-based criteria had been met. As a result, the Compensation Committee authorized incentive compensation awards in the following amounts: $1,300,000 for Mr. O. Bruton Smith; and $700,000 for Mr. William R. Brooks. The amount of incentive compensation awards to Messrs. Smith and Brooks reflect reductions from the amounts to which they otherwise would have been entitled in the amounts of $399,200 and $244,000, respectively, by the Compensation Committee in the exercise of its discretion pursuant to the Incentive Compensation plan. The Compensation Committee concluded the reduced amount of approved incentive compensation was a more accurate reflection of the Company’s 2008 performance. Mr. Wheeler did not receive an incentive compensation award because he was not an employee of the Company at December 31, 2008 as designated by the Compensation Committee. Mr. Marcus G. Smith’s sales commission was awarded based upon his sales efforts pursuant to his compensation arrangement with the Company, which for 2008 was $1,107,738. No changes were made to Mr. Marcus G. Smith’s 2008 compensation plan because the Compensation Committee determined that most of his direct sales efforts for 2009 had been completed by the time of Mr. Smith’s appointment to President and Chief Operating Officer, and as such, concluded that Mr. Smith’s commission compensation plan would likely pay adequate cash compensation in 2008.

LONG-TERM EQUITY COMPENSATION

The Compensation Committee believes that an appropriate level of equity-based compensation or equity holdings is part of a balanced and effective compensation program designed to align the interests of executive officers with those of stockholders. In 2008, the Compensation Committee elected to not award options to purchase shares of the Company’s Common Stock to the executive officers. In March 2008, the Compensation Committee awarded 7,000 shares of performance-based restricted stock to Messrs. Marcus G. Smith and Brooks. The amount of shares to vest is based upon the Company’s 2008 earnings per share calculated in accordance with the Incentive Compensation Plan in relation to the target earnings per share of $2.50. The restricted shares are further subject to three year cliff vesting which began on the grant date of March 27, 2008. At the same time the Compensation Committee certified results under the Company’s Incentive Compensation Plan, it also certified the number of restricted shares that satisfied the performance criteria, and determined that Messrs. Brooks and Marcus G. Smith were entitled to 6,608 restricted shares of the Company’s common stock from the March 27, 2008 grant, with 392 shares being forfeited.

OTHER BENEFIT PLANS

Executive officers of Speedway Motorsports (including the Chief Executive Officer) were also eligible in 2008 to participate in various benefit plans similar to those provided to other employees of Speedway Motorsports. These benefit plans are intended to provide a safety net of coverage for various events, such as death, disability and retirement.

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Senior level highly compensated Company employees, including the executive officers of Speedway Motorsports, were also eligible to participate in the Speedway Motorsports, Inc. Deferred Compensation Plan (the “Deferred Plan”) during the 2008 calendar year. Under the Deferred Plan, eligible employees could elect to defer up to 75% of their annual base salary and up to 100% of their annual cash bonus or commission payments. Speedway Motorsports in its sole discretion may match deferred compensation contributions of executive officers and all other eligible participants. To date, no matching contributions have been made. Contributions by participants in the Deferred Plan, including the executive officers, may be invested in several different investment funds offered by the third-party administrator of the Deferred Plan, with earnings on such amounts determined by the actual market performance of the investment funds selected by the participant. To date, no named executive officer has participated in the Deferred Plan.

The Company has no defined benefit retirement plans. However, Mr. Wheeler, the Company’s former President and Chief Operating Officer is a participant in a deferred compensation plan established several years prior to the Company’s initial public offering. Under this plan, Mr. Wheeler began receiving $12,500 per month on June 20, 2008. These payments are scheduled to continue for 120 months pursuant to the plan terms.

FEDERAL INCOME TAX CONSIDERATIONS

The compensation paid to the Company’s executive officers is based primarily on Company performance. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), imposes a limitation on the deductibility of annual compensation in excess of $1,000,000 that is not performance-based. Executive officer compensation attributable to the exercise of stock options granted under the Company’s 1994 Stock Option Plan and 2004 Stock Incentive Plan, and incentive compensation paid under the Company’s Incentive Compensation Plan, should qualify as fully deductible performance-based compensation. The Compensation Committee intends to continue to manage Speedway Motorsports’ executive compensation program in a manner that will preserve federal income tax deductions. However, the Compensation Committee also must approach executive compensation in a manner which will attract, motivate and retain key personnel whose performance increases the value of Speedway Motorsports. Accordingly, the Compensation Committee may from time to time exercise its discretion to award compensation that may not be deductible under Section 162(m) of the Code when in its judgment such award would be in the interests of Speedway Motorsports.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based upon such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Speedway Motorsports’ Annual Report on Form 10-K and Proxy Statement on Schedule 14A.

Robert L. Rewey

Mark M. Gambill

James P. Holden

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EXECUTIVE OFFICER COMPENSATION

The following table sets forth compensation paid by or on behalf of SMI to the Company’s Chief Executive Officer, Chief Financial Officer and other named executive officers for services rendered during the fiscal years ended December 31, 2006, 2007 and 2008:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)(4)	Total ($)
O. Bruton Smith, Chairman and Chief Executive Officer	2008	$600,000		–	–	–	$1,300,000	–	–	$1,900,000
	2007	600,000		–	–	–	1,230,000	–	–	1,830,000
	2006	600,000		$1,450,000	–			–	–	2,050,000
Marcus G. Smith, President and Chief Operating Officer	2008	225,000		1,107,738	$44,802	$81,768	–	–	$10,945	1,470,253
	2007	225,000		981,378	–	185,122	–	–	10,547	1,402,047
	2006	225,000		801,000	–	76,517	–	–	9,469	1,111,986
William R. Brooks, Vice Chairman, Chief Financial Officer and Treasurer	2008	500,000		–	44,802	81,768	700,000	–	7,174	1,333,744
	2007	450,000		–	–	185,122	664,200	–	6,486	1,305,808
	2006	450,000		700,000	–	76,517	–	–	6,081	1,232,598
H.A. Wheeler, Former President and Chief Operating Officer	2008	202,692	(5)	–	9,956	33,288	–	–	6,046	251,982
	2007	400,000		–	–	185,122	590,400	–	9,736	1,185,258
	2006	400,000		700,000	–	76,517	–	–	9,616	1,186,133

(1)	Amounts shown are cash bonuses earned in the year specified and paid in the first quarter of the following year, except that Mr. O. Bruton Smith’s cash bonus was paid in the fourth quarter of the year specified. Mr. Marcus G. Smith’s payment was based upon his sales commission arrangement with the Company.

(2)	Stock and Option Awards were granted pursuant to the 2004 Stock Incentive Plan which was adopted in April 2004 upon stockholder approval at the 2004 Annual Meeting. The amounts for both Stock and Option Awards reflect the dollar amount recognized by the Company for financial statement reporting purposes for the year ended December 31, 2008 (and with respect to Mr. Wheeler, through May 28, 2008, his retirement date), in accordance with SFAS 123R. See Note 11 to the Consolidated Financial Statements in the Company’s 2008 Annual Report on Form 10-K for additional information concerning this plan and regarding stock option valuation.

(3)	Amounts shown are non-equity incentive compensation payments made pursuant to the Company’s Incentive Compensation Plan earned in the year specified and paid in the first quarter of the following year.

(4)	Includes Company match to 401(k) Plan and Company contribution to employee benefit plans available to all employees. The aggregate amount of perquisites received did not exceed $10,000 in the aggregate for any named executive officer.

(5)	For 2008 the amount shown represents base salary paid to Mr. Wheeler prior to his retirement on May 28, 2008. In addition, Mr. Wheeler was paid $7,000 pursuant to a consulting agreement with the Company, and $87,500 pursuant to the CMS Plan (defined below). Additionally, the Company recognized an additional $83,326 of expense related to Stock and Option Awards that remained outstanding following Mr. Wheeler’s retirement.

The following table sets forth information regarding all individual grants of plan-based awards granted to named executive officers for the fiscal year ending December 31, 2008:

2008 Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
O. Bruton Smith, Chairman and Chief Executive Officer	3/27/2008	$1,440,000	$1,800,000	–	–	–	–	–	–	–	–
	3/27/2008
Marcus G. Smith, President and Chief Operating Officer	3/27/2008	–	–	–	5,600	7,000	–	–	–	–	–
William R. Brooks, Vice Chairman, Chief Financial Officer and Treasurer	3/27/2008	800,000	1,000,000	–	–	–	–	–	–	–	–
	3/27/2008				5,600	7,000
H.A. Wheeler, Former President and Chief Operating Officer	3/27/2008	–	–	–	–	–	–	–	–	–	–
	3/27/2008				5,600	7,000

(1)	Amounts earned for 2008 are set forth in the Summary Compensation Table. Potential payouts to Mr. Wheeler were forfeited because he was not an employee of the Company at December 31, 2008 as designated by the Compensation Committee.

(2)	The Stock Awards were adjusted based on final certification of performance targets to the following amounts: Marcus G. Smith from 7,000 to 6,608, Mr. William R. Brooks, from 7,000 to 6,608, and Mr. Wheeler from 7,000 to 6,608.

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The following table sets forth information regarding outstanding equity awards held by named executive officers at the end of the fiscal year ending December 31, 2008:

2008 Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
O. Bruton Smith, Chairman and Chief Executive Officer	–	–		–	–	–	–	–	–		–
Marcus G. Smith, President and Chief Operating Officer	10,000			–	$41.13	05/05/2009	–	–	7,000	(3)	$112,770
	20,000				18.85	10/01/2011
	10,000				26.36	12/11/2012
	20,000				29.64	12/09/2013
	95,000				37.00	12/08/2014
	10,000				38.97	12/07/2015
	13,333	6,667	(1)		39.13	12/05/2016
William R. Brooks, Vice Chairman, Chief Financial Officer and Treasurer	50,000			–	29.13	12/13/2009	–	–	7,000	(3)	112,770
	20,000				18.85	10/01/2011
	21,250				26.36	12/11/2012
	20,000				29.64	12/09/2013
	95,000				37.00	12/08/2014
	10,000				38.97	12/07/2015
	13,333	6,667	(1)		39.13	12/05/2016
H.A. Wheeler, Former President and Chief Operating Officer	50,000			–	29.13	12/13/2009	–	–	7,000	(3)	112,770
	21,250				26.36	12/11/2012
	20,000				29.64	12/09/2013
	20,000				37.00	12/08/2014
	10,000				38.97	12/07/2015
	13,333	6,667	(1)		39.13	12/05/2016

(1)	These options become exercisable on December 5, 2009.

(2)	Market value based on the December 31, 2008 closing market price of the Company’s Common Stock of $16.11.

(3)	The unvested equity incentive plan award shares granted to Mr. H.A. Wheeler, Mr. William R. Brooks and Mr. Marcus G. Smith cliff vest on March 27, 2011, subject to the terms and conditions of the 2004 Stock Incentive Plan. The awards were adjusted based on the final certification of performance targets for 2008 from 7,000 to 6,608 for each recipient.

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The following table sets forth information concerning option exercises by named executive officers at the end of the fiscal year ending December 31, 2008:

2008 Option Exercises and Stock Vested

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
O. Bruton Smith, Chairman and Chief Executive Officer	–		–	–	–
Marcus G. Smith, President and Chief Operating Officer	–		–	–	–
William R. Brooks, Vice Chairman, Chief Financial Officer and Treasurer	–		–	–	–
H.A. Wheeler, Former President and Chief Operating Officer	10,178	(1)	$62,590	–	–

(1)	Options granted in 2001 pursuant to the 1994 Stock Option Plan.

2008 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
O. Bruton Smith, Chairman and Chief Executive Officer	–	–	–	–	–
Marcus G. Smith, President and Chief Operating Officer	–	–	–	–	–
William R. Brooks, Vice Chairman, Chief Financial Officer and Treasurer	–	–	–	–	–
H.A. Wheeler, Former President and Chief Operating Officer	–	–	–	–	$1,412,500	(1)

(1)	Deferred compensation pursuant to the Charlotte Motor Speedway, Inc. Deferred Compensation Plan and Agreement between Charlotte Motor Speedway, Inc. and Mr. Wheeler, dated March 1, 1990 (the “CMS Plan”). Under the Agreement, Mr. Wheeler is eligible to receive, upon his retirement from the Company, $12,500 per month for a ten year period. There are no earnings on the amount Mr. Wheeler is entitled to receive under the CMS Plan, and no further deferral is permitted. Mr. Wheeler retired on May 28, 2008, and began receiving payments under the CMS Plan on June 20, 2008. Mr. Wheeler received $87,500 under the CMS Plan in 2008.

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DIRECTOR COMPENSATION

The following table sets forth the compensation of the Company’s non-employee directors for services rendered in 2008. Directors who are also employees of the Company do not receive compensation (other than their compensation as employees of the Company) for their service on the Board of Directors.

2008 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(6)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
William P. Benton(1)	$59,500	$41,304	–	–	–	–	$100,804
Mark M. Gambill(2)	73,000	41,304	–	–	–	–	114,304
James P. Holden(3)	58,500	41,304	–	–	–	–	99,804
Robert L. Rewey(4)	52,500	41,304	–	–	–	–	93,804
Tom E. Smith(5)	67,000	41,304	–	–	–	–	108,304

(1)	Mr. Benton passed away on February 19, 2009. As of December 31, 2008, Mr. Benton held options to acquire 60,000 shares of the Company’s common stock.

(2)	As of December 31, 2008, Mr. Gambill held options to acquire 100,000 shares of the Company’s common stock.

(3)	As of December 31, 2008, Mr. Holden held options to acquire 40,000 shares of the Company’s common stock.

(4)	As of December 31, 2008, Mr. Rewey held options to acquire 50,000 shares of the Company’s common stock.

(5)	As of December 31, 2008, Mr. Smith held options to acquire 60,000 shares of the Company’s common stock.

(6)	Stock Awards were made pursuant to the Company’s 2008 Formula Restricted Stock Plan for Non-Employee Directors (the “Formula Plan”). The amounts for Stock Awards reflect the dollar amount recognized by the Company for financial statement reporting purposes for the year ended December 31, 2008, in accordance with SFAS 123(R). See Note 11 to the Consolidated Financial Statements in the Company’s 2008 Annual Report on Form 10-K for additional information concerning this plan.

Members of the Board who are not employees of the Company receive automatic annual grants of restricted stock under the Formula Plan. The annual grant of restricted stock is made on the first business day following the Company’s Annual Meeting of stockholders. The number of restricted shares of Common Stock granted to an eligible non-employee director is determined by dividing $60,000 by the average closing price of Common Stock for the twenty trading days immediately preceding the grant date rounded up to the nearest whole share. Subject to the director’s continued service on the Board, the restricted stock will vest in full on the first anniversary of the grant date, or if earlier, the day before the next Annual Meeting of the Company’s stockholders following the grant date. For additional information concerning the Formula Plan, see Note 11 to the Consolidated Financial Statements in the Company’s 2008 Annual Report on Form 10-K.

In fiscal 2008, each non-employee director also received (i) an annual cash retainer of $30,000, (ii) $1,500 for each Board and committee meeting attended, and (iii) an annual cash retainer of $10,000 to each respective Chairman of the Audit Committee, Nominating/Corporate Governance Committee/Lead Independent Director and Compensation Committee. The Company also reimburses all directors for their expenses incurred in connection with their activities as directors of SMI.

PROPOSED APPROVAL OF THE SPEEDWAY MOTORSPORTS, INC. 2004 STOCK INCENTIVE PLAN AMENDED AND RESTATED AS OF FEBRUARY 10, 2009

The Speedway Motorsports, Inc. 2004 Stock Incentive Plan (the “Stock Incentive Plan”) was first adopted by the Board of Directors on February 18, 2004 and approved by our stockholders on April 21, 2004. The Board of Directors adopted an amendment and restatement of the Stock Incentive Plan on February 10, 2009, subject to approval by our stockholders. The Stock Incentive Plan allows SMI to provide equity-based awards in an effort to attract and retain key employees, directors, consultants and other individuals providing services to SMI and its subsidiaries and to provide them with incentives to contribute to SMI’s growth and success as well as align their interests with those of SMI’s stockholders.

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The Stock Incentive Plan also is designed to allow certain awards to meet the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”). Section 162(m) of the Code generally limits SMI’s annual federal income tax deduction for compensation paid to certain executive officers to $1 million with respect to each such officer. However, compensation that qualifies as “performance-based compensation” under Section 162(m) is not subject to this deduction limit. Compensation qualifies as performance-based only if it satisfies certain requirements, including that the material terms of the plan and performance goals under which the awards will be paid are periodically disclosed to and approved by the stockholders. In addition, the restatement of the Stock Incentive Plan includes other changes that require stockholder approval such as removing the limit on the number of shares of common stock available for restricted stock awards. Therefore, stockholder approval is being sought with respect to the amended and restated Stock Incentive Plan in its entirety.

The primary amendments incorporated in the restatement of the Stock Incentive Plan include (a) provisions to allow the grant of restricted stock units; (b) eliminating the 1,000,000 share limit on the number of shares of common stock available under the Stock Incentive Plan with respect to awards other than stock options (i.e., restricted stock awards); (c) changes to the provisions for performance-based awards consistent with similar provisions under our Incentive Compensation Plan, including additions to the permissible performance goals that can be used and how the goals can be designed; and (d) provisions in connection with Section 409A of the Code.

The following is a summary of the amended and restated Stock Incentive Plan submitted for stockholder approval. The summary describes the significant features of the Stock Incentive Plan, but it does not describe all of its provisions. For further information, we refer you to the full text of the amended and restated Stock Incentive Plan, a copy of which is included in this Proxy Statement as Appendix A.

Summary of Material Terms of the Plan

Administration

The Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the full authority to select the recipients of awards granted under the Stock Incentive Plan, to determine the type and size of awards, and to determine and amend the terms, restrictions and conditions of awards. The Compensation Committee also has the full authority to construe and interpret the Stock Incentive Plan and any related award agreement, to establish rules and regulations relating to the administration of the Stock Incentive Plan, to delegate administrative responsibilities, and to make all other determinations that may be necessary or advisable for the administration of the Stock Incentive Plan. However, in the event of awards granted to non-employee directors, the Board of Directors has the authority otherwise provided to the Compensation Committee.

Eligibility

Awards under the Stock Incentive Plan may be granted to employees (including employees who also are officers and/or directors), directors, consultants and other individuals providing services to SMI and its subsidiaries. The Compensation Committee, in its discretion, determines the recipients of awards under the Stock Incentive Plan based on their duties, the Compensation Committee’s assessment of their present and potential contributions to the success of SMI and its subsidiaries, and other factors it deems relevant. The number of individuals eligible to participate in the Stock Incentive Plan varies and, in light of the Compensation Committee’s discretion, the actual number of individuals who will be granted an award in the future cannot be determined. As of December 31, 2008, there were approximately 104 individuals who hold outstanding awards under the Stock Incentive Plan. As of December 31, 2008, SMI had approximately 800 full-time employees and directors.

Types of Awards

The Stock Incentive Plan permits the grant of incentive stock options that qualify under Section 422 of the Code, nonstatutory stock options and restricted stock awards. As amended, the Stock Incentive Plan also permits the grant of restricted stock units. Awards of restricted stock and restricted stock units also may be designated as performance awards that are subject to achievement of certain pre-established, objective performance goals. Each type of award is discussed in more detail below.

Shares Subject to the Plan and Award Limits

The number of shares of SMI’s common stock reserved for issuance under the Stock Incentive Plan continues to be 2,500,000, subject to adjustment as described below. The maximum number of shares of common stock that may be issued pursuant to incentive stock options under the Stock Incentive Plan also is 2,500,000.

As amended, there is no longer a restriction on the number of shares of common stock that may be granted under the Stock Incentive Plan in connection with awards of restricted stock or restricted stock units. Previously, no more than 1,000,000 shares of common stock could be granted under the Stock Incentive Plan in the form of restricted stock awards.

Shares of common stock subject to an award under the Stock Incentive Plan that expires, is forfeited or canceled for any

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reason or is settled in cash will be available for future awards under the Stock Incentive Plan.

No individual may be granted options under the Stock Incentive Plan with respect to an aggregate of more than 100,000 shares of common stock during any calendar year. In the case of restricted stock and restricted stock unit awards that are designated as performance awards, no individual may be granted awards (whether such awards may be settled in shares of common stock and/or cash) consisting of, covering or relating to in the aggregate more than 35,000 shares of common stock during any calendar year.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or similar transaction or other change in corporate capitalization affecting the common stock, equitable adjustments and/or substitutions, as applicable, shall be made by the Compensation Committee to the maximum number and kind of shares of common stock which may be issued under the Stock Incentive Plan, the number of shares of common stock subject to the award limits in the Stock Incentive Plan, and in the number, kind and price of shares of common stock subject to outstanding awards granted under the Stock Incentive Plan.

Market Price of Common Stock

The closing price of SMI’s common stock on the NYSE on March 2, 2009 was $11.40.

Stock Options

Stock options may be granted under the Stock Incentive Plan in the form of either incentive stock options (also referred to as “ISOs”) intended to qualify under Section 422 of the Code or nonstatutory stock options. Incentive stock options can be granted only to employees of SMI and eligible subsidiaries. A stock option entitles the recipient to purchase shares of SMI’s common stock from SMI at a designated exercise price.

The exercise price of options granted under the Stock Incentive Plan is determined at the discretion of the Compensation Committee, but the exercise price per share generally may not be less than the fair market value of a share of SMI’s common stock on the grant date of the option. In the case of incentive stock options granted to any holder on the grant date of more than 10% (directly or by attribution through relatives or entities in which the holder has an ownership interest) of the total combined voting power of all classes of stock of SMI or a parent or subsidiary corporation (a “10% Stockholder”), the exercise price per share may not be less than 110% of the fair market value of a share of common stock on the grant date. Under the Stock Incentive Plan, fair market value generally is the closing sale price of SMI’s common stock on the NYSE on the grant date.

The exercise price of an option may be paid in cash, or if permitted by the Compensation Committee, in shares of SMI’s common stock owned by the option holder or by other means SMI determines to be consistent with applicable law.

The Compensation Committee establishes the time period within which options must be exercised, but this period may not exceed ten years from the grant date of the option or, in the case of incentive stock options granted to a 10% Stockholder, five years from the grant date of the option. Options may expire before the end of the option period if the option holder ceases to perform services for SMI and its subsidiaries. Stock options will be exercisable at such time(s) and subject to such restrictions as determined by the Compensation Committee. To the extent that the fair market value of incentive stock options (determined based on the fair market value on the grant date) that become exercisable for the first time in a calendar year exceeds $100,000, such options generally will be deemed nonstatutory stock options.

Except as otherwise set forth in an award agreement, the following rules apply if an option holder’s service with SMI and its subsidiaries terminates. If an option holder’s service terminates for any reason other than involuntary termination without cause (as defined in the Stock Incentive Plan), disability (as defined in the Stock Incentive Plan) or death, the individual’s stock options will expire and no longer can be exercised. If the option holder is involuntarily terminated without cause, options (to the extent vested) generally may be exercised during the three months following termination. If the option holder’s service terminates due to his or her disability, options (to the extent vested) generally may be exercised during the twelve months following termination. If the option holder dies while employed or during the three-month or twelve-month periods previously described, options (to the extent vested) generally may be exercised during the twelve-month period following the option holder’s death. In no event can an option be exercised after the expiration of its term (i.e., the option period fixed by the Compensation Committee).

Options generally may not be transferred except by will or the laws of descent and distribution and options generally may be exercised during the lifetime of the option holder only by the option holder. However, the Compensation Committee, in its discretion, may permit the transfer of options on a general or specific basis and may impose conditions and limitations on any such transfers.

Restricted Stock and Restricted Stock Units

Restricted stock is an award of SMI’s common stock that is subject to restrictions and such other terms and conditions as the Compensation Committee determines. As amended, the

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Stock Incentive Plan also allows the Compensation Committee to award restricted stock units. Restricted stock units are non-voting units of measurement that represent the contingent right to receive shares of common stock or the value of shares of common stock in the future, but no shares are actually awarded to recipients on the grant date. Once applicable restrictions lapse or have been satisfied, restricted stock units may be payable in cash, shares of common stock or a combination, as specified in the award agreement.

The Compensation Committee determines the type of restrictions applicable to the award, which can include restrictions based on achievement of financial or other business objectives (including objective performance goals as described below), the occurrence of a specific event, continued service for a period of time or other time-based restrictions. The Compensation Committee also determines the purchase price, if any, to be paid for the restricted stock or restricted stock units. Restricted stock units and restricted stock generally may not be transferred until all restrictions applicable to the award have lapsed or been satisfied.

If the recipient of restricted stock or restricted stock units ceases to perform services for SMI and its subsidiaries, all shares of common stock or restricted stock units that are still subject to restrictions generally will be forfeited (unless the Compensation Committee otherwise provides).

A recipient of restricted stock generally will have certain rights and privileges of a stockholder, including the right to vote such shares of restricted stock and to receive dividends, if any. A recipient of restricted stock units will not have any voting or other stockholder rights. However, the Compensation Committee may provide that, if the Board of Directors declares a dividend with respect to the common stock, a recipient of restricted stock units will receive dividend equivalents on such terms as specified by the Compensation Committee.

Performance Award

The Stock Incentive Plan allows the Compensation Committee to designate a grant of restricted stock or restricted stock units as a performance award intended to qualify as performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally limits SMI’s annual federal income tax deduction for compensation paid to certain executive officers to $1 million with respect to each such officer. However, compensation that qualifies as “performance-based compensation” under Section 162(m) of the Code is not subject to this deduction limit. Compensation qualifies as performance-based only if it satisfies certain requirements, including that the material terms of the plan and the performance goals under which the awards will be paid are disclosed to and approved by the stockholders. Accordingly, the Board of Directors is seeking stockholder approval of the Stock Incentive Plan to satisfy the requirements of Section 162(m) of the Code.

As described above, in the case of restricted stock or restricted stock unit awards that are designated as performance awards, no individual may be granted awards consisting of, covering or relating to in the aggregate more than 35,000 shares of common stock during any calendar year. For performance awards, the Compensation Committee will establish in writing the performance goals upon which the performance award is contingent, the period over which such goals will be measured and any other applicable conditions that must be met. These terms must be established within 90 days after the beginning of the applicable period (or, if earlier, by the date on which 25% of the period has been completed).

The performance goals established by the Compensation Committee must be objectively determinable. As amended, the Stock Incentive Plan expands the criteria upon which performance goals may be based, including the addition of debt-related criteria, net income or operating income, consummation of equity offerings and share count reduction. Therefore, the amended and restated Stock Incentive Plan provides that performance goals will be based on one or more of the following: stock price; earnings per share; net earnings; operating or other earnings; gross or net profits; revenues; net cash flow; net income or operating income; financial return ratios; stockholder return; return on equity; return on investment; return on net assets; reduction of debt; debt rating; debt to equity ratio; debt to capitalization ratio; consummation of debt offerings; consummation of equity offerings; sales; expense reduction levels; growth in assets or sales; share count reduction; or strategic business objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. Performance goals may be based on the performance of one or more divisions, business units, subsidiaries or other entities in which SMI has a significant ownership interest (as long as a performance goal related to any such entity would satisfy the requirements of Section 162(m) of the Code), based on the performance of SMI and/or its subsidiaries as a whole, or based on any combination of the foregoing. Performance goals also may be expressed by reference to an individual’s performance relating to any of the foregoing criteria. As amended, the Stock Incentive Plan provides that performance goals may be expressed in such form as the Compensation Committee determines, including either in absolute or relative terms (including, but not by way of limitation, by relative comparison to other companies or other external measures), in percentages, in terms of growth over time or otherwise. Performance

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goals do not have to be based upon an increase or positive result under one of the above criteria and could include, for example, maintaining the status quo or the limitation of economic losses (measured in such case by reference to the specific criteria). As amended, the Stock Incentive Plan permits performance goals to provide for determination either before or after taxes and for the inclusion or exclusion of items such as (a) asset write-downs or impairment charges; (b) the effect of unusual or extraordinary charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, refinancing/restructuring of short term and/or long term debt, or extraordinary non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in SMI’s Annual Report on Form 10-K for the applicable year; (c) litigation or claim expenses, judgments or settlements; or (d) changes in accounting principles or tax laws or other laws or provisions affecting reported results. The Compensation Committee also can establish subjective performance goals, but the subjective performance goals may be used only to reduce, and not increase, an award. In no event may the Compensation Committee waive achievement of the performance goal requirements for covered executive officers except in its discretion in the case of death, disability or a change in control of SMI.

The Compensation Committee may, in its discretion, grant restricted stock and restricted stock unit awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Change in Control

In the event of a change in control (as defined in the Stock Incentive Plan) of SMI, all outstanding stock options will become fully vested and exercisable and all outstanding restricted stock and restricted stock unit awards (including awards designated as performance awards) will fully vest with all restrictions and conditions related thereto being deemed satisfied.

Amendment, Suspension or Termination

The Board of Directors may at any time amend, suspend or terminate the Stock Incentive Plan in whole or in part for any reason, but such action may be subject to stockholder approval if (a) it is necessary, or the Board determines it is desirable, to comply with the Code, the Securities Exchange Act of 1934, as amended, securities exchange listing requirements or other legal or regulatory requirements, or (b) the action is intended to allow the exercise price of outstanding stock options to be reduced by repricing or replacing such options. Unless terminated earlier, the Stock Incentive Plan will terminate ten years from its adoption by the Board of Directors. The Compensation Committee also may amend the terms of an outstanding award. However, no amendment, suspension or termination of the Stock Incentive Plan or amendment of an outstanding award may adversely affect in any material way the rights of the holder of such award without his or her consent. However, the Board may amend the Stock Incentive Plan and/or the Compensation Committee may amend any outstanding award without obtaining the award holder’s consent if it deems the amendment necessary or advisable to comply with applicable law, including reforming (if permissible) the terms of an outstanding award to comply with or meet an exemption from Section 409A of the Code.

Stock Incentive Plan Benefits

For additional details concerning awards granted to executive officers under the Stock Incentive Plan during the 2008 calendar year, see “Executive Officer Compensation,” “2008 Grants of Plan-Based Awards,” “2008 Outstanding Equity Awards at Fiscal Year-End” and “Option Exercises and Stock Vested.” Set forth below is information with respect to restricted stock and restricted stock unit awards under the Stock Incentive Plan to date in 2009. Since all awards under the Stock Incentive Plan are made at the discretion of the Compensation Committee, future awards that may be received by any executive officers or others pursuant to the Stock Incentive Plan are not presently determinable.

Plan Benefits

2004 Stock Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Units(2)
O. Bruton Smith Chairman and Chief Executive Officer	–	–
Marcus G. Smith President and Chief Operating Officer	$187,800	20,000
William R. Brooks Vice Chairman, Chief Financial Officer and Treasurer	187,800	20,000
All current executive officers as a group	375,600	40,000
All current non-executive officer directors as a group	–	–
All current non-executive officer employees as a group	–	–

(1)	Dollar value of awards based upon the closing price of $9.39 per share of the Company’s Common Stock on March 11, 2009.

(2)	Mr. Marcus G. Smith’s award was in the form of performance-based Restricted Stock Units, and Mr. Brooks’ award was in the form of performance-based Restricted Stock. The awards have a calendar year 2009 performance period and are further subject to a three year vesting from the date of grant.

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Certain Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences that generally apply with respect to awards that may be granted under the Stock Incentive Plan. This summary is based on current laws and regulations that may change in the future. This summary is not intended to be exhaustive and does not describe a number of special tax rules, including any foreign, state or local tax consequences, wage withholding requirements or various other rules that could apply to a particular individual or to SMI and its subsidiaries under certain circumstances.

Nonstatutory Stock Options

The grant of nonstatutory stock options generally has no federal income tax consequences to SMI or the option holder. Upon the exercise of a nonstatutory stock option, the option holder will recognize ordinary income equal to the excess of the fair market value of the acquired shares on the date of exercise over the exercise price paid for the shares. SMI generally will be allowed a federal income tax deduction equal to the same amount that the option holder recognizes as ordinary income. In the event of the disposition of the acquired shares of common stock, any additional gain (or loss) generally will be taxed to the option holder as either short-term or long-term capital gain (or loss) depending on how long the shares were held.

Incentive Stock Options

The grant and exercise of incentive stock options generally have no federal income tax consequences to SMI. The grant and exercise of incentive stock options generally have no ordinary income tax consequences to the option holder. However, upon the exercise of an incentive stock option, the option holder treats the excess of the fair market value on the date of exercise over the exercise price as an item of tax adjustment for alternative minimum tax purposes, which may result in alternative minimum tax liability.

If the option holder retains the shares of common stock acquired upon the exercise of an incentive stock option for at least two years following the grant date of the option and one year following exercise of the option, the subsequent disposition of such shares will ordinarily result in long-term capital gains or losses to the option holder equal to the difference between the amount realized on disposition of the shares and the exercise price. SMI will not be entitled to any deduction in such case. If the holding period requirements described above are not met, the option holder will recognize ordinary income upon disposition of the common stock equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount received on disposition of the shares) over the exercise price. SMI will be entitled to a corresponding tax deduction in the same amount. Any additional gain (or loss) realized by the option holder on the disposition of the common stock will be taxed as short-term or long-term capital gain (or loss), as applicable.

Restricted Stock

There generally should not be any federal income tax consequences to SMI or the recipient upon the grant of restricted stock. The recipient normally will recognize ordinary income when shares of the restricted stock are no longer subject to a substantial risk of forfeiture (e.g., vest) or become transferable, whichever occurs first. However, a recipient instead may elect to recognize ordinary income at the time the restricted stock is granted by making an election under Section 83(b) of the Code within 30 days after the grant date. In either case, the recipient will recognize ordinary income equal to the fair market value of such shares of stock at the time the income is recognized (reduced by the amount, if any, the recipient paid for the stock) and SMI generally will be entitled to a corresponding tax deduction (subject to Section 162(m) limitations). If the recipient subsequently disposes of the shares of common stock, any additional gain (or loss) should be eligible for short-term or long-term capital gain tax treatment, depending on how long the shares were held after the ordinary income was recognized. If a recipient makes an “83(b) election” and then forfeits the shares of common stock, the recipient normally will not be entitled to any tax deduction or refund with respect to the tax already paid.

Restricted Stock Units

The grant of restricted stock units generally has no federal income tax consequences to SMI or the recipient. When the restricted stock units vest and become payable, the recipient will recognize ordinary income equal to the amount of cash received and the fair market value of any shares of common stock received. SMI generally will be allowed a federal income tax deduction equal to the same amount that the recipient recognizes as ordinary income (subject to Section 162(m) limitations).

Section 162(m)

As discussed above, Section 162(m) of the Code generally limits SMI’s annual federal income tax deduction for compensation paid to certain executive officers to $1 million with respect to each such officer. However, compensation that qualifies as “performance-based compensation” under Section 162(m) of the Code is not subject to this deduction limit. If the amended and restated Stock Incentive Plan is approved by SMI’s stockholders, SMI intends that future stock options

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and performance awards granted to covered employees generally should qualify as “performance-based” compensation that will not be subject to the Section 162(m) deduction limit.

Section 409A

Section 409A of the Code provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Section 409A also imposes penalties (including an additional 20% income tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A. Unless otherwise provided by the Compensation Committee, awards granted under the Stock Incentive Plan are intended to either comply with or meet the requirements for an exemption from Section 409A of the Code and the Stock Incentive Plan shall be operated and administered accordingly. SMI does not guarantee to any participant that the Stock Incentive Plan or any award granted under the Stock Incentive Plan complies with or is exempt from Section 409A and SMI will not have any liability to or indemnify or hold harmless any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A of the Code.

The following table sets forth information regarding the shares of SMI’s common stock issuable under all of SMI’s equity compensation plans as of December 31, 2008:

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	1,728,000	(2)	$32.72	(3)	2,394,000
Equity compensation plans not approved by security holders	–		–		–
Total	1,728,000		$32.72		2,394,000

(1)	Includes the 1994 Stock Option Plan, the 2004 Stock Incentive Plan, the Formula Stock Option Plan for Independent Directors, the 2008 Formula Restricted Stock Plan for Non-Employee Directors, and the Employee Stock Purchase Plan. Grants under the Employee Stock Purchase Plan have been suspended since December 31, 2004. Awards of restricted shares under the 2008 Formula Restricted Stock Plan are determined by dividing $60,000 by the average closing price of Common Stock for the twenty day period immediately preceding the grant date, rounded up to the nearest whole share.

(2)	Includes 350,000 shares to be issued upon the exercise of outstanding options under the Formula Stock Option Plan for Independent Directors that was terminated upon stockholder approval of the 2008 Formula Restricted Stock Plan for Non-Employee Directors at the 2008 Annual Meeting of Stockholders. Because the Formula Stock Option Plan was terminated, no options remain available for issuance under that plan. Also includes 952,000 shares to be issued upon the exercise of outstanding options under the 1994 Stock Option Plan that terminated in 2004. Because the 1994 Stock Option Plan terminated, no options remain available for issuance under that plan.

(3)	Does not include the exercise price of options under the Employee Stock Purchase Plan because no such options are outstanding.

TRANSACTIONS WITH RELATED PERSONS

It is the Company’s policy, as set forth in its Corporate Governance Guidelines, to have the Audit Committee review related person transactions for conflicts of interest. In its review, the Audit Committee considers whether a particular transaction is in the best interests of the Company, whether the transaction is on economic terms no less favorable than could be obtained in an arm’s-length transaction with an unrelated third party, and the materiality of the interest to the related person.

Before July 2002, the Company made loans to, paid certain expenses on behalf of, and obtained certain services from

Sonic Financial, a Company affiliate through common ownership by the Company’s Chairman and Chief Executive Officer, for various corporate purposes. Also, the Company and Sonic Financial currently share various expenses in the ordinary course of business. At December 31, 2008, the Company had approximately $5.1 million, including accrued interest, due from Sonic Financial. The highest aggregate amount outstanding in 2008 was approximately $5.3 million. In 2008, the amounts due from Sonic Financial were reduced by net amounts owed to Sonic Financial by SMI with respect to a shared services arrangement net of accrued interest by $247,000. The amount owed by Sonic Financial bears inter-

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est at 1% over prime and is payable on demand. Pursuant to the shared services arrangement, Sonic Financial provides administrative services to the Company, and further provides the Company access to the use of airplanes for Company business travel.

Sonic Financial made several loans and cash advances to AMS prior to 1996 for the AMS acquisition and other expenses. Such loans and advances stood at approximately $2.6 million at December 31, 2008. Of this amount, approximately $1.8 million bears interest at 3.83% and the remainder at 1% over prime.

600 Racing, Inc. (“600 Racing”), SMI Properties (“SMIP”) and Oil-Chem Research Corporation (“Oil-Chem”), wholly-owned subsidiaries of the Company, each lease an office and warehouse facility from Chartown, an affiliate of the Company through common ownership by Mr. O. Bruton Smith, under annually renewable lease agreements. Rent expense in 2008 for 600 Racing was approximately $243,000, for SMIP was approximately $241,000 and for Oil-Chem was approximately

$96,000. At December 31, 2008, amounts owed to Chartown were not significant. The leases contain terms more favorable to the Company than would be obtained from unaffiliated third parties. The economic terms of the leases were based on several factors, including projected earnings capacity of 600 Racing, SMIP and Oil-Chem, the quality, age, condition and location of the facilities and rent paid for comparable commercial properties.

Various SMI subsidiaries purchased new and used vehicles for employee use from certain subsidiary dealerships of Sonic Automotive, Inc. (SAI), an entity in which the Company’s Chairman and Chief Executive Officer is a controlling stockholder, for approximately $247,000 in 2008. At December 31, 2008, there were no associated amounts due to or from SAI.

Oil-Chem sold zMax micro-lubricant® product to certain SAI dealerships for resale to service customers of the dealerships in the ordinary course of business. Total purchases from Oil-Chem by SAI dealerships approximated $1.7 million in 2008. At December 31, 2008, associated amounts due from SAI totaled approximately $101,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires SMI’s executive officers, directors and persons who own more than 10% of the Common Stock to file initial reports of ownership and changes in ownership with the SEC. Additionally, SEC regulations require that SMI identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To SMI’s knowledge, based solely on a review of reports furnished to it, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10% beneficial owners were complied with on a timely basis.

EXPENSES OF SOLICITATION

The Company pays the cost of proxy solicitation, including the cost of assembling and mailing this Proxy Statement and the enclosed materials. In addition to mailings, proxies may be solicited personally, by telephone or electronically, by corporate officers and employees of the Company, who will not receive additional compensation for such efforts. The Company intends to request brokers and banks holding stock in their names or in the names of nominees to forward proxies to customers owning such stock, where applicable, and will reimburse them for their reasonable expenses of forwarding proxy materials to customers.

2010 STOCKHOLDER PROPOSALS

For stockholder proposals intended to be presented at the 2010 Annual Meeting of Stockholders to be eligible for inclusion in the Company’s Proxy Statement and the form of proxy for such meeting, they must be received by the Company at its principal executive offices no later than November 27, 2009.

Regarding stockholder proposals intended to be presented at the 2010 Annual Meeting but not included in the Company’s proxy statement, stockholders must give SMI advance notice of their proposals to be considered timely under SMI’s Bylaws. The Bylaws state that written notice of such proposals must be delivered to the principal executive offices of SMI (i) in the case of an annual meeting that occurs within 30 days of the anniversary of the 2009 Annual Meeting, not less than 60 days nor more than 90 days prior to such anniversary date and (ii) in the case of an annual meeting called for a date not within 30 days before or after the anniversary date of the 2009 Annual Meeting, or in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made, whichever occurs first. All such proposals for which timely notice is not received in the manner described above will be ruled out of order at the meeting resulting in the proposal’s underlying business not being eligible for transaction at the meeting.

OTHER MATTERS

In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

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APPENDIX A

SPEEDWAY MOTORSPORTS, INC.

2004 STOCK INCENTIVE PLAN

Amended and Restated as of February 10, 2009

ARTICLE 1 PURPOSE AND EFFECTIVE DATE

1.1 Purposes of the Plan. Speedway Motorsports, Inc. (the “Company”) has established this Speedway Motorsports, Inc. 2004 Stock Incentive Plan (the “Plan”) to promote the interests of the Company and its stockholders. The purposes of the Plan are to (a) provide incentives to key employees, directors, consultants and other individuals providing services to the Company and its Subsidiaries to contribute to the Company’s performance and growth, (b) offer such persons stock ownership in the Company and other compensation that promotes the financial success of the Company and aligns their interests with those of the Company’s other stockholders and (c) enhance the Company’s ability to attract, reward and retain such persons upon whose efforts the Company’s success and future growth depends.

1.2 Original Effective Date. The Plan was initially adopted by the Board of Directors on February 18, 2004 effective as of such date, subject to the requisite approval of the Company’s stockholders at the 2004 Annual Meeting of Stockholders which was obtained on April 21, 2004.

1.3 Restatement Effective Date. This amendment and restatement is a continuation of the Plan and shall be effective as of February 10, 2009, subject to the requisite approval of the Company’s stockholders at the 2009 Annual Meeting of Stockholders.

ARTICLE 2 DEFINITIONS

2.1 Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a)	“Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units or Performance Awards.

(b)	“Award Agreement” means an agreement entered into by a Participant and the Company, setting forth the terms and conditions applicable to an Award granted to the Participant under this Plan. The Award Agreement may be in such form as the Committee shall determine, which may include a master agreement with respect to all or any types of Awards supplemented by an Award notice issued by the Company.

(c)	“Board” or “Board of Directors” means the Board of Directors of the Company.

(d)	“Cause” means, except to the extent the applicable Award Agreement provides otherwise or incorporates a different definition of “Cause,” (i) the commission by the Participant of a crime or other act or practice that involves dishonesty or moral turpitude and either has an adverse effect on the Company or a Subsidiary or its reputation or is intended to result in the personal enrichment of the Participant at the expense of the Company or a Subsidiary (whether or not resulting in criminal prosecution or conviction); (ii) the Participant’s gross negligence or willful misconduct in respect of the Participant’s service with the Company or a Subsidiary; or (iii) the continuous and willful failure by the Participant to follow the reasonable directives of the Participant’s superiors or the Board of Directors. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of the Participant’s Termination of Service and includes a definition of “Cause,” then the definition of “Cause” in such agreement shall supplement the foregoing definition of “Cause” and shall also apply to the Participant. Following a Participant’s Termination of Service, if it is determined that the Participant’s service could have been terminated for Cause, such Participant’s service shall be deemed to have been terminated for Cause. In any event, “Cause” shall be determined by the Committee.

(e)	“Change in Control” means, except to the extent the applicable Award Agreement provides otherwise or incorporates a different definition of “Change in Control,” any of the following events:

(i)	the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50.1% or more of either (A) the then outstanding shares of the Common Stock of the Company (the “Outstanding Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that, Person shall not include any person who, on the effective date of the Plan, beneficially owns 12.0% or more of the Company’s outstanding securities, and provided further, that the following transactions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (4) any acquisition by an entity pursuant to a transaction that complies with clauses (A), (B) and (C) of subparagraph (iii) of this Section 2.1(e); or

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(ii)	a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this subparagraph (ii), any individual who becomes a member of the Board subsequent to the beginning of the two-year period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but provided further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board; or

(iii)	the approval by the stockholders of the Company of a merger, reorganization or consolidation or a sale or other disposition of all or substantially all of the assets of the Company (each, a “Corporate Transaction”) or, if consummation of such Corporate Transaction is subject, at the time of such approval by the stockholders of the Company, to the consent of any governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), unless, following such Corporate Transaction (A) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50.1% of the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, or any such corporation resulting from the Corporate Transaction, or to the extent applicable as described in (A) above, the parent company thereof) beneficially owns, directly or indirectly, 12.0% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or to the extent applicable as described in (A) above, the parent company thereof) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

(iv)	the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing and unless otherwise provided by the Committee, the foregoing events shall constitute a Change in Control with respect to an Award that is subject to Section 409A of the Code only to the extent that such events also constitute a “change in control event” within the meaning of Section 409A of the Code.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto. Reference to any section of the Code shall be deemed to include reference to applicable regulations or other authoritative guidance thereunder, and any amendments or successor provisions to such section, regulations or guidance.

(g)	“Committee” means (i) the Compensation Committee of the Board (or a subcommittee thereof); (ii) in the absence of such committee, any other committee or subcommittee appointed by the Board that is granted authority to administer the Plan; or (iii) in the absence of such appointment, the Board itself.

(h)	“Common Stock” means the common stock of the Company, par value $0.01 per share.

(i)	“Company” means Speedway Motorsports, Inc., a Delaware corporation, or any successor thereto.

(j)	“Director” means any individual who is a member of the Board of Directors of the Company.

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(k)	“Disability” means, except to the extent the applicable Award Agreement provides otherwise or incorporates a different definition of “Disability,” a permanent and total disability as described in Section 22(e)(3) of the Code and determined by the Committee. Notwithstanding the foregoing and unless otherwise provided by the Committee, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code.

(l)	“Employee” means any employee of the Company or any Subsidiary. Directors who are not otherwise employed by the Company or a Subsidiary are not considered Employees under this Plan.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto. Reference to any section of (or rule promulgated under) the Exchange Act shall be deemed to include reference to applicable rules, regulations or other authoritative guidance thereunder, and any amendments or successor provisions to such section, rules, regulations and guidance.

(n)	“Fair Market Value” means, as of a particular date, the value of the Common Stock determined as follows:

(i)	If, on the relevant date, the Common Stock is traded on a national or regional securities exchange or on the Nasdaq National Market System (“Nasdaq”), Fair Market Value shall be determined on the basis of the closing sale price on the principal securities exchange on which the Common Stock may then be traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported;

(ii)	If, on the relevant date, the Common Stock is not listed on any securities exchange or traded on Nasdaq, but nevertheless is publicly traded and reported on Nasdaq without closing sale prices for the Common Stock being customarily quoted, Fair Market Value shall be determined on the basis of the mean between the closing high bid and low asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

(iii)	If, on the relevant date, the Common Stock is not publicly traded as described in (i) or (ii) above, Fair Market Value shall be determined by the Committee in good faith and, with respect to an Option intended to be exempt from Section 409A of the Code, in a manner consistent with Section 409A of the Code.

(o)	“Incentive Stock Option” or “ISO” means an option to purchase shares of Common Stock granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

(p)	“Involuntary Termination Without Cause” means the dismissal, or the request for the resignation, of a Participant by either (i) a court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors’ committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to actions or omissions that would constitute Cause; or (ii) a duly authorized corporate officer of the Company or any Subsidiary, or by the Board, for any reason other than for Cause.

(q)	“Named Executive Officer” means a Participant who is considered a “covered employee” within the meaning of Section 162(m) of the Code.

(r)	“Nonqualified Stock Option” or “NSO” means an option to purchase shares of Common Stock granted under Article 6, and which is not intended or otherwise fails to meet the requirements of Section 422 of the Code.

(s)	“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(t)	“Option Price” means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee in accordance with Article 6.

(u)	“Participant” means an Employee, Director, consultant or other person who performs services for the Company or a Subsidiary who has been granted an Award under the Plan which Award is outstanding.

(v)	“Performance Award” means an Award granted under Article 8 which is subject to the attainment of one or more Performance Goals during a Performance Period, as established by the Committee in its discretion.

(w)	“Performance Goals” means the criteria and objectives designated by the Committee that must be met during the Performance Period as a condition of the Participant’s receipt of a Performance Award, as described in Section 8.1(b) hereof.

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(x)	“Performance Period” means the period designated by the Committee during which the Performance Goals with respect to a Performance Award will be measured.

(y)	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(z)	“Plan” means this Speedway Motorsports, Inc. 2004 Stock Incentive Plan, as amended from time to time.

(aa)	“Restricted Period” means the period beginning on the grant date of an Award of Restricted Stock and ending on the date the shares of Common Stock subject to such Award are no longer restricted and subject to forfeiture.

(bb)	“Restricted Stock” means a share of Common Stock granted in accordance with the terms of Article 7 which Common Stock is nontransferable and subject to a substantial risk of forfeiture and such other restrictions as designated by the Committee.

(cc)	“Restricted Stock Unit” means a non-voting unit of measurement that represents the contingent right to receive a share of Common Stock (or the value of a share of Common Stock) in the future granted in accordance with the terms of Article 7, which right is subject to such restrictions as designated by the Committee. Restricted Stock Units are not actual shares of Common Stock.

(dd)	“Subsidiary” means a corporation, partnership, limited liability company, joint venture or other entity in which the Company directly or indirectly controls 50% or more of the voting power or equity or profits interests; provided, that for purposes of eligibility to receive Incentive Stock Options, Subsidiary means a “subsidiary corporation” within the meaning of Section 424(f) of the Code. Unless the Committee provides otherwise, for purposes of granting Options, an entity shall not be considered a Subsidiary if such Options would then be considered to provide for a deferral of compensation within the meaning of Section 409A of the Code.

(ee)	“Ten Percent Stockholder” means a Participant who owns (directly or by attribution within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or a parent of the Company.

(ff)	“Termination of Service” means, except to the extent the applicable Award Agreement provides otherwise or incorporates a different definition of “Termination of Service” (and which may instead use the term “Separation from Service”), the termination of a Participant’s service with the Company and its Subsidiaries as an Employee, Director, consultant or otherwise for any reason other than a change in the capacity in which the Participant renders service to the Company or a Subsidiary or a transfer between or among the Company and its Subsidiaries. Unless otherwise determined by the Committee, an Employee shall be considered to have incurred a Termination of Service if his or her employer ceases to be a Subsidiary. All determinations relating to whether a Participant has incurred a Termination of Service and the effect thereof shall be made by the Committee in its discretion, including whether a leave of absence shall constitute a Termination of Service, subject to applicable law.

ARTICLE 3 ADMINISTRATION

3.1 General. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. Notwithstanding the foregoing, (a) to the extent required for Awards to be exempt from Section 16 of the Exchange Act pursuant to Rule 16b-3, the Committee shall consist of two or more Directors who are “non-employee directors” within the meaning of such Rule 16b-3, and/or (b) to the extent required for Awards to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder, the Committee shall consist of two or more Directors who are “outside directors” within the meaning of Section 162(m) of the Code.

3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full and exclusive power to select the individuals to whom Awards may from time to time be granted under the Plan; determine the size and types of Awards; determine the terms, restrictions and conditions of Awards in a manner consistent with the Plan (including, but not limited to, the number of shares of Common Stock subject to an Award, vesting or other exercise conditions applicable to an Award, restrictions on transferability of an Award and any shares of Common Stock issued thereunder and the duration of an Award); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; delegate administrative responsibilities under the Plan and (subject to the provisions of Article 10) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee, including accelerating the time any Option may be exercised, waiving restrictions and conditions on Awards and establishing different terms and conditions relating to the effect of a Termination of Service. The Committee also shall have the absolute discretion to make all other determinations which may be necessary or advisable in the

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Committee’s opinion for the administration of the Plan. Notwithstanding the foregoing, the Board shall have full and exclusive power to make the determinations set forth above with respect to Awards to non-employee Directors.

3.3 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee shall determine. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and incorporate any other terms and conditions, not inconsistent with the Plan (except when necessary to comply with Section 409A of the Code or other applicable law), as may be directed by the Committee. Except to the extent prohibited by applicable law, the Committee may, but need not, require as a condition of any such Award Agreement’s effectiveness that the Agreement be signed by the Participant.

3.4 Decisions Binding. All determinations, decisions and interpretations made by the Committee pursuant to the provisions of the Plan and all related resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, the Company’s stockholders, and Participants and their estates and beneficiaries.

3.5 Indemnification. In addition to such other rights they may have as Directors or members of the Committee under the Company’s Articles of Incorporation or Bylaws or otherwise, each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against any loss, cost, liability or expense that may be imposed upon or reasonably incurred by the member in connection with or resulting from any claim, action, suit or proceeding to which the member may be a party or in which the member may be involved by reason of any action taken or failure to act under or in connection with the Plan or any Award and against all amounts paid by the member in settlement thereof (provided such settlement is approved by the Company) or paid by the member in satisfaction of any judgment in any such action, suit or proceeding against the member, except with respect to matters as to which the member of the Committee has been grossly negligent or engaged in willful misconduct with respect to the performance of the member’s duties or as prohibited by applicable law; provided, however, that the member shall give the Company an opportunity, at its own expense, to handle and defend the same before the member undertakes to handle and defend it on the member’s own behalf.

ARTICLE 4 STOCK SUBJECT TO THE PLAN

4.1 Stock Available Under the Plan. Subject to adjustments as provided in Section 4.3, the aggregate number of shares of Common Stock that may be issued pursuant to Awards under the Plan is 2,500,000 shares. The maximum number of shares of Common Stock that may be issued pursuant to ISOs under this Plan shall be 2,500,000 shares. Shares of Common Stock issued under the Plan may be shares of original issuance, treasury shares or shares purchased in the open market or otherwise. Shares of Common Stock covered by Awards which expire or are forfeited or canceled for any reason or which are settled in cash shall be available for further Awards under the Plan.

4.2 Award Limits. Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply (subject to adjustment as provided in Section 4.3):

(a)	Individual Option Limit. No Participant shall be granted, during any one calendar year, Options covering in the aggregate more than 100,000 shares of Common Stock.

(b)	Individual Limit on Other Awards. With respect to any Awards of Restricted Stock and/or Restricted Stock Units that are intended to be “performance-based compensation” (within the meaning of Section 162(m) of the Code), no Participant shall be granted, during any one calendar year, such Awards (whether such Awards may be settled in shares of Common Stock, cash or a combination thereof) consisting of, covering or relating to in the aggregate more than 35,000 shares of Common Stock.

4.3 Adjustments. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or similar transaction or other change in corporate capitalization affecting the Common Stock, equitable adjustments and/or substitutions, as applicable, shall be made by the Committee to the maximum number and kind of shares of Common Stock which may be issued under the Plan set forth in Section 4.1, the number of shares subject to the ISO limit in Section 4.1, the number of shares of Common Stock subject to the Award limits set forth in Section 4.2, and in the number, kind and price of shares of Common Stock subject to outstanding Awards granted under the Plan. In addition, the Committee, in its sole discretion, shall make such similar adjustments as described above in the event of any corporate transaction to which Section 424(a) of the Code applies or such other event which in the judgment of the Committee necessitates an adjustment as may be determined to be appropriate and equitable by the Committee. Adjustments under this Section 4.3 shall, to the extent practicable and applicable, be made in a manner consistent with the requirements of Sections 162(m) and 409A of the Code and, in the case of ISOs, Section 424(a) of the Code. Notwithstanding the foregoing, the number of shares of Common Stock subject to any Award shall always be a whole number and the Committee, in its discretion, shall make such adjustments as are necessary to eliminate fractional shares that may result from any adjustments made pursuant hereto. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into

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shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an outstanding Award.

ARTICLE 5 ELIGIBILITY AND PARTICIPATION

Awards under the Plan may be granted to Employees, Directors, consultants and other individuals providing services to the Company or a Subsidiary (provided such consultants and other individuals render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) as selected by the Committee. In determining the individuals to whom such an Award shall be granted and the terms and conditions of such Award, the Committee may take into account any factors it deems relevant, including the duties of the individual, the Committee’s assessment of the individual’s present and potential contributions to the success of the Company or its Subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. Such determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. Subject to the Award limits set forth in Section 4.2, a Participant may be granted more than one Award under the Plan; however, a grant made hereunder in any one year to a Participant shall neither guarantee nor preclude a further grant to such Participant in that year or subsequent years.

ARTICLE 6 STOCK OPTIONS

6.1 Stock Options. Subject to the provisions of the Plan, the Committee may grant Options upon the following terms and conditions:

(a)	Award Agreement. Each grant of an Option shall be evidenced by an Award Agreement in such form as the Committee shall determine. The Award Agreement shall specify the number of shares of Common Stock to which the Option pertains, whether the Option is an ISO or a NSO, the Option Price, the term of the Option, the conditions upon which the Option shall become vested and exercisable, and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. ISOs may be granted only to Employees of the Company or a Subsidiary.

(b)	Option Price. The Option Price per share of Common Stock shall be determined by the Committee, but shall not be less than the Fair Market Value per share of Common Stock on the date of grant of the Option. In the case of an ISO granted to a Ten Percent Stockholder, the Option Price per share of Common Stock shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an Option Price per share of Common Stock less than that set forth above if such Option is granted pursuant to an assumption of, or substitution for, another option in a manner satisfying the provisions of Section 424(a) of the Code. For purposes of this Article 6, the term “date of grant” means the latest of (i) the date on which the Committee authorizes the grant of the Option and completes the corporate action necessary to establish the “date of grant” of the Option in a manner that complies with applicable law, including, as applicable, Section 409A of the Code and Section 422 of the Code; (ii) the date the Participant receiving the Option commences service with the Company or a Subsidiary, to the extent that such commencement is a condition of the grant or a requirement under the Code or the Exchange Act; or (iii) such other later date as the Committee may designate and set forth in the Participant’s Award Agreement.

(c)	Exercise of Options. An Option shall be exercisable in whole or in part (including periodic installments) at such time or times, and subject to such restrictions and conditions, as the Committee shall determine. Except as otherwise provided in the Award Agreement, the right to purchase shares of Common Stock under the Option that become exercisable in periodic installments shall be cumulative so that such shares of Common Stock (or any part thereof) may be purchased at any time thereafter until the expiration or termination of the Option.

(d)	Option Term. The term of an Option shall be determined by the Committee, but in no event shall an ISO be exercisable more than ten years from the date of its grant or, in the case of any ISO granted to a Ten Percent Stockholder, more than five years from the date of its grant.

(e)	Termination of Service. Except to the extent that an Option remains exercisable as provided below or as otherwise set forth in the Award Agreement, an Option shall immediately terminate upon the Participant’s Termination of Service for any reason.

(i)	Involuntary Termination Without Cause. In the event that a Participant incurs a Termination of Service that constitutes an Involuntary Termination Without Cause, the Participant may exercise an outstanding Option to the extent that the Participant was entitled to exercise such Option as of the date of termination, but only within such period of time ending on the earlier of (A) the date three months following such Termination of Service or (B) the expiration of the term of such Option as set forth in the Award Agreement.

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(ii)	Disability. In the event that a Participant incurs a Termination of Service as a result of the Participant’s Disability, the Participant may exercise an outstanding Option to the extent that the Participant was entitled to exercise such Option as of the date of termination, but only within such period of time ending on the earlier of (A) the date twelve months following such Termination of Service or (B) the expiration of the term of such Option as set forth in the Award Agreement.

(iii)	Death. In the event that a Participant’s Termination of Service is caused by the Participant’s death, or in the event of the Participant’s death following the Participant’s Termination of Service but during the three-month or twelve-month period described in subparagraph (i) or (ii) above, then any outstanding Option may be exercised to the extent the Participant was entitled to exercise such Option as of the date of death by the person or persons to whom the Participant’s rights to exercise the Option passed by will or the laws of descent and distribution (or by the executor or administrator of the Participant’s estate), but only within the period ending on the earlier of (A) the date twelve months following the date of death or (B) the expiration of the term of such Option as set forth in the Award Agreement.

(f)	ISO Limitation. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the shares of Common Stock with respect to which a Participant’s ISOs are exercisable for the first time during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000 or such other applicable limitation set forth in Section 422 of the Code, such ISOs shall be treated as NSOs. The determination of which ISOs shall be treated as NSOs generally shall be based on the order in which such ISOs were granted and shall be determined by the Committee in accordance with applicable rules and regulations under the Code.

(g)	Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company in the manner prescribed by the Company (or its delegate), specifying the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by the aggregate Option Price for the shares of Common Stock. The aggregate Option Price shall be payable to the Company in full in cash or cash equivalents acceptable to the Company, or if approved by the Company, by tendering previously acquired shares of Common Stock (or delivering a certification of ownership of such shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the shares of Common Stock either were purchased on the open market or have been held by the Participant for a period of at least six months (unless such six-month period is waived by the Committee)), a combination of the foregoing, or by any other means which the Company determines to be consistent with the Plan’s purpose and applicable law (including the tendering of Awards having an aggregate Fair Market Value at the time of exercise equal to the total Option Price).

(h)	Transfer Restrictions. Options may not be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner other than by will or the laws of descent and distribution and Options shall be exercisable during the Participant’s lifetime only by the Participant (or, to the extent permitted by applicable law, the Participant’s guardian or legal representative in the event of the Participant’s legal incapacity). Notwithstanding the foregoing, the Committee, in its absolute discretion, may permit further transferability of Options, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

(i)	No Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to the Participant’s Option until the issuance of such shares to the Participant pursuant to the exercise of such Option.

ARTICLE 7 RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grants of Restricted Stock and Restricted Stock Units. Subject to the provisions of the Plan, the Committee may grant Restricted Stock and/or Restricted Stock Units upon the following terms and conditions:

(a)	Award Agreement. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement in such form as the Committee shall determine. The Award Agreement shall specify the number of shares of Restricted Stock granted or with respect to which the Restricted Stock Units are granted, the Restricted Period, the conditions upon or the time at which the Restricted Period shall lapse, and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b)	Purchase Price. The Committee shall determine the purchase price, if any, to be paid for each share of Restricted Stock or each Restricted Stock Unit, subject to such minimum consideration as may be required by applicable law.

(c)

Nontransferability. Except as otherwise set forth in the Award Agreement, shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned, alienated, hypothecated or disposed

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of in any manner until the end of the Restricted Period applicable to such shares and the satisfaction of any and all other conditions prescribed by the Committee.

(d)	Other Restrictions. The Committee may impose such conditions and restrictions on the grant or vesting of shares of Restricted Stock and Restricted Stock Units as it determines, including but not limited to restrictions based upon the achievement of financial or other business objectives (including the Performance Goals described in Section 8.1(b)), the occurrence of a specific event, continued service for a period of time or other time-based restrictions. The Committee may provide that such restrictions may lapse separately or in combination at such time or times and with respect to all shares of Restricted Stock or all Restricted Stock Units or in installments or otherwise as the Committee may deem appropriate.

(e)	Settlement of Restricted Stock Units. After the expiration of the Restricted Period and all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapsed, the Participant shall be entitled to receive the then Fair Market Value of the shares of Common Stock with respect to which the Restricted Stock Units were granted. Such amount shall be paid in cash, shares of Common Stock (which shares of Common Stock themselves may be shares of Restricted Stock) or a combination thereof as specified in the Award Agreement.

(f)	Section 83(b) Election. The Committee may provide in an Award Agreement that an Award of Restricted Stock is subject to the Participant making or refraining from making an election under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to Restricted Stock, the Participant shall be required to promptly file a copy of such election with the Company as required under Section 83(b) of the Code.

(g)	Termination of Service. Notwithstanding anything herein to the contrary and except as otherwise set forth by the Committee in the Award Agreement, in the event of the Participant’s Termination of Service prior to the expiration of the Restricted Period, all shares of Restricted Stock and all Restricted Stock Units with respect to which the applicable restrictions have not yet lapsed shall be forfeited. Notwithstanding the foregoing, in the event that a Participant’s Termination of Service is the result of the Participant’s death, Disability or Involuntary Termination Without Cause, the Committee may elect, in its discretion, to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock.

(h)	Issuance of Restricted Stock/Stockholder Rights. A grant of Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including without limitation, book-entry registration or the issuance of a stock certificate (or certificates) representing the number of shares of Restricted Stock granted to the Participant, containing such legends as the Committee deems appropriate and held in custody by the Company or on its behalf, in which case the grant of Restricted Stock shall be accompanied by appropriate stop-transfer instructions to the transfer agent for the Common Stock, until (i) the expiration or termination of the Restricted Period for such shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee or (ii) the forfeiture of such shares of Restricted Stock. The Committee may require a Participant to deliver to the Company a stock power, endorsed in blank, relating to the shares of Restricted Stock to be held in custody by or for the Company. A Participant that has been granted Restricted Stock shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends, if and when declared by the Board of Directors. With respect to any shares received as a result of adjustments under Section 4.3 hereof and any shares of Restricted Stock that result from dividends declared on the Common Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 7.

(i)	Nature of Restricted Stock Units/Dividend Equivalents. A Participant shall have no voting or other stockholder rights or ownership interest in shares of Common Stock with respect to which Restricted Stock Units are granted. Notwithstanding the foregoing, the Committee may, in its discretion, provide in an Award Agreement that, if the Board of Directors declares a dividend with respect to the Common Stock, Participants shall receive dividend equivalents with respect to their Restricted Stock Units. Subject to Section 409A of the Code, the Committee may determine the form, time of payment and other terms of such dividend equivalents, which may include cash or Restricted Stock Units. With respect to any Restricted Stock Units received as a result of adjustments under Section 4.3 hereof and also any Restricted Stock Units that result from dividend equivalents, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 7 except to the extent the Committee otherwise determines.

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ARTICLE 8 PERFORMANCE AWARDS

8.1 Performance Awards. Subject to the terms of the Plan, the Committee may designate an Award of Restricted Stock or Restricted Stock Units as a Performance Award based upon a determination that the Participant is or may become a Named Executive Officer and the Committee wishes such Awards to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code. Performance Awards shall be contingent upon the attainment of one or more Performance Goals. The provisions of this Article 8 shall control to the extent inconsistent with Article 7 and such Performance Awards shall be subject to the following terms and conditions:

(a)	Award Agreement. Each grant of a Performance Award shall be evidenced by an Award Agreement in such form as the Committee shall determine. The Award Agreement shall specify the number of shares of Common Stock to which the Performance Award pertains, the Performance Goals applicable to such Performance Award, the length of the Performance Period, and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b)	Performance Goals. The Committee shall establish one or more Performance Goals for the Participant that are objectively determinable (i.e., such that a third party with knowledge of the relevant facts could determine whether the goals have been met). Such Performance Goals must be established in writing by the Committee within ninety (90) days after the beginning of the Performance Period (or, if earlier, by the date on which 25% of the Performance Period has elapsed) or within such other time period prescribed by Section 162(m) of the Code; provided, that achievement of the Performance Goals must be substantially uncertain at the time they are established. The Performance Goals shall be based on one or more of the following, as determined in the sole discretion of the Committee: stock price; earnings per share; net earnings; operating or other earnings; gross or net profits; revenues; net cash flow; net income or operating income; financial return ratios; stockholder return; return on equity; return on investment; return on net assets; reduction of debt; debt rating; debt to equity ratio; debt to capitalization ratio; consummation of debt offerings; consummation of equity offerings; sales; expense reduction levels; growth in assets or sales; share count reduction; or strategic business objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. Performance Goals may be expressed by reference to (i) one or more divisions, business units, Subsidiaries or other entities in which the Company has a significant ownership interest (provided, that a Performance Goal related to any such entity would satisfy the requirements of Section 162(m) of the Code); (ii) the Company and/or its Subsidiaries as a whole, or (iii) any combination of the foregoing. Performance Goals also may be expressed by reference to the Participant’s individual performance with respect to any of the foregoing criteria. Performance Goals may be expressed in such form as the Committee shall determine, including either in absolute or relative terms (including, but not by way of limitation, by relative comparison to other companies or other external measures), in percentages, in terms of growth over time or otherwise, provided that the Performance Goals meet the requirements hereunder. Performance Goals need not be based upon an increase or positive result under one of the above criteria and could include, for example, maintaining the status quo or the limitation of economic losses (measured in such case by reference to the specific criteria). Performance Goals may provide for determination either before or after taxes and for the inclusion or exclusion of items such as (A) asset write-downs or impairment charges; (B) the effect of unusual or extraordinary charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, refinancing/restructuring of short term and/or long term debt, or extraordinary non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; (C) litigation or claim expenses, judgments or settlements, or (D) changes in accounting principles or tax laws or other laws or provisions affecting reported results. The Committee also may establish subjective Performance Goals for Participants, provided that for Named Executive Officers, the subjective Performance Goals may be used only to reduce, and not increase, the Performance Award otherwise payable under the Plan.

(c)	Payment. Prior to the vesting, settlement, payment or delivery, as the case may be, of a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals and any other material terms of the Performance Award have been achieved or exceeded for the applicable Performance Period. In no event may the Committee waive achievement of the Performance Goal requirements for a Named Executive Officer except in its discretion in the case of the death or Disability of the Participant or as otherwise provided in Article 9 with respect to a Change in Control.

(d)	Code Section 162(m). The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to

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ensure that such Performance Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

ARTICLE 9 CHANGE IN CONTROL

9.1 Impact on Options. Notwithstanding any other provision of the Plan, in the event of a Change in Control, any Option outstanding as of the date such Change in Control is determined to have occurred, and which is not yet then exercisable and vested, shall become fully exercisable and vested.

9.2 Impact on Restricted Stock and Restricted Stock Units. Notwithstanding any other provision of the Plan, in the event of a Change in Control, all Awards of Restricted Stock and Restricted Stock Units (including Performance Awards) outstanding as of the date such Change in Control is determined to have occurred shall be deemed vested, and all restrictions shall be deemed lapsed, all terms and conditions (including applicable Performance Goals) shall be deemed satisfied and the Restricted Period and, if applicable, the Performance Period shall be deemed to have ended.

ARTICLE 10 AMENDMENT, SUSPENSION AND TERMINATION

10.1 Amendment, Suspension and Termination of Plan. The Board may at any time, and from time to time, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment, suspension or termination shall be effective unless approved by the stockholders of the Company (a) to the extent stockholder approval is necessary to satisfy the applicable requirements of the Code, the Exchange Act or Rule 16b-3 thereunder, any New York Stock Exchange, Nasdaq or securities exchange listing requirements or any other law or regulation; (b) if such amendment is intended to allow the Option Price of outstanding Options to be reduced by repricing or replacing such Options; or (c) to the extent the Board determines, in its discretion, that stockholder approval is desirable even if such stockholder approval is not expressly required by the Plan or applicable law or regulation. Unless sooner terminated by the Board, the Plan shall terminate ten years from the date the Plan is adopted by the Board. Upon the termination of the Plan, no further Awards may be granted pursuant to the Plan, but the Plan shall remain effective with respect to any outstanding Awards previously granted. No amendment, suspension or termination of the Plan shall adversely affect in any material way the rights of a Participant under any outstanding Award without the Participant’s consent.

10.2 Amendment of Awards. Subject to Section 10.1 above, the Committee may at any time amend the terms of an Award previously granted to a Participant, but no such amendment shall adversely affect in any material way the rights of the Participant without the Participant’s consent except as otherwise provided in the Plan or the Award Agreement.

10.3 Section 409A and Compliance Amendments. Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan and/or the Committee may amend any outstanding Award in any respect it deems necessary or advisable to comply with applicable law without obtaining a Participant’s consent, including but not limited to reforming (including on a retroactive basis, if permissible and applicable) any terms of an outstanding Award to comply with or meet an exemption from Section 409A of the Code.

ARTICLE 11 WITHHOLDING

11.1 Tax Withholding in General. The Company shall have the power and the right to deduct or withhold from cash payments or other property to be paid to the Participant, or require a Participant to remit to the Company or a Subsidiary, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan. The Company shall not be required to issue any shares of Common Stock or settle any Awards payable hereunder until such withholding requirements have been satisfied.

11.2 Share Withholding and Remittance. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of shares of Common Stock, the Company may withhold from an Award, or the Participant may remit, subject to applicable law (including Rule 16b-3 under the Exchange Act) shares of Common Stock having a Fair Market Value on the date the tax is to be determined of no more than the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in accordance with procedures established by the Committee and/or the Company. Notwithstanding the foregoing, the Committee and/or the Company shall have the right to restrict a Participant’s ability to satisfy tax obligations through share withholding as they may deem necessary or appropriate.

ARTICLE 12 GENERAL PROVISIONS

12.1 No Employment Rights. Nothing in the Plan or any Award Agreement shall confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary nor interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment by, or performance of services for, the Company or Subsidiary at any time for any reason.

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12.2 No Participation Rights. No person shall have the right to be selected to receive an Award under this Plan and there is no requirement for uniformity of treatment among Participants.

12.3 Unfunded Plan/No Trust or Fund Created. To the extent that any person acquires a right to receive Common Stock, cash payments or other property under the Plan, such right shall be only contractual in nature unsecured by any assets of the Company or a Subsidiary. Neither the Company nor any Subsidiary shall be required to segregate any specific funds, assets or other property from its general assets with respect to any Awards under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company or any Subsidiary, on the one hand, and any Participant or other person, on the other hand. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company or the applicable Subsidiary.

12.4 Restrictions on Transferability. Except as otherwise provided herein or in an Award Agreement, no Award or any shares of Common Stock subject to an Award which have not been issued, or as to which any applicable restrictions have not lapsed, may be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner. Any attempt to transfer an Award or such shares of Common Stock in violation of the Plan or an Award Agreement shall relieve the Company and its Subsidiaries from any obligations to the Participant thereunder.

12.5 Requirements of Law. The granting of Awards and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. With respect to Participants who are subject to Section 16 of the Exchange Act, this Plan is intended to comply with all provisions of Rule 16b-3 or any successor rule under the Exchange Act, unless determined otherwise by the Committee.

12.6 Regulatory Approvals and Listing. The Company shall not be required to grant, issue or settle any Awards or issue any certificate or certificates for shares of Common Stock under the Plan prior to (a) obtaining any required approval from the stockholders of the Company; (b) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable; (c) the admission of such shares of Common Stock to listing on any national securities exchange on which the Company’s Common Stock may be listed; and (d) the completion of any registration or other qualification of such shares of Common Stock under any state or federal law or ruling or regulation of any governmental or regulatory body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Company may require that any recipient of an Award make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement. Notwithstanding the foregoing, the Company shall not be obligated at any time to file or maintain a registration statement under the Securities Act of 1933, as amended, or to effect similar compliance under any applicable state laws with respect to the Common Stock that may be issued pursuant to this Plan.

12.7 Compliance with Code Section 162(m). It is intended that the Plan comply fully with and meet all of the requirements of Section 162(m) of the Code with respect to Options granted hereunder. At all times when the Committee determines that compliance with the performance-based compensation exception under Section 162(m) of the Code is required or desired, all Performance Awards granted under this Plan also shall comply with the requirements of Section 162(m) of the Code, and the Plan must be resubmitted to the stockholders of the Company as necessary to enable Awards to qualify as performance-based compensation under Section 162(m) of the Code (which rules currently require that the stockholders reapprove the Plan no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the Plan). In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may make any adjustments it deems appropriate. The Committee may, in its discretion, determine that it is advisable to grant Awards that shall not qualify as “performance-based compensation” and may grant Awards without satisfying the requirements of Section 162(m) of the Code.

12.8 Compliance with Code Section 409A. It is generally intended that the Plan and all Awards hereunder either comply with or meet the requirements for an exemption from Section 409A of the Code and the Plan shall be operated and administered accordingly. No Award (or modification thereof) shall provide for a deferral of compensation (within the meaning of Section 409A of the Code) that does not comply with Section 409A of the Code and the Award Agreement shall incorporate the terms and conditions required by Section 409A of the Code, unless the Committee, at the time of grant (or modification, as the case may be), provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding anything in the Plan to the contrary, the Committee may amend or vary the terms of Awards under the Plan in order to conform such terms to the requirements

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of Section 409A of the Code. To the extent an Award does not provide for a deferral of compensation (within the meaning of Section 409A of the Code), but may be deferred under a nonqualified deferred compensation plan established by the Company, the terms of such nonqualified deferred compensation plan shall govern such deferral, and to the extent necessary, are incorporated herein by reference. Notwithstanding any other provisions of the Plan or any Award Agreement, the Company does not guarantee to any Participant (or any other person with an interest in an Award) that the Plan or any Award hereunder complies with or is exempt from Section 409A of the Code, and shall not have any liability to or indemnify or hold harmless any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A of the Code.

12.9 Other Corporate Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to adopt other compensation arrangements (including an arrangement not intended to be performance-based compensation under Section 162(m) of the Code) or the right of the Company to authorize any adjustment, reclassification, reorganization, or other change in its capital or business structure, any merger or consolidation of the Company, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its business or assets.

12.10 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine, and the plural shall include the singular and the singular shall include the plural.

12.11 Severability. The invalidity or unenforceability of any particular provision of this Plan shall not affect the other provisions hereof, and the Committee may elect in its discretion to construe such invalid or unenforceable provision in a manner which conforms to applicable law or as if such provision was omitted.

12.12 Governing Law. To the extent not preempted by federal law, the Plan, and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina (excluding the principles of conflict of law thereof).

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ANNUAL MEETING OF STOCKHOLDERS OF

SPEEDWAY MOTORSPORTS, INC.

April 21, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at www.speedwaymotorsports.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20230300000000000000 4 042109

The Board of Directors recommends a vote “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2 and Item 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of Directors: To elect Mr. Tom E. Smith and Mr. Marcus G. Smith as directors.

NOMINEES:

FOR ALL NOMINEES O Marcus G. Smith

O Tom E. Smith

FOR WITHHOLD ALL NOMINEES AUTHORITY

(See FOR ALL instructions EXCEPT below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR AGAINST ABSTAIN

2. To ratify the selection by the Audit Committee of PricewaterhouseCoopers, LLP as the principal independent registered public accounting firm of SMI and its subsidiaries for the year ending December 31, 2009.

3. To approve the Speedway Motorsports, Inc. 2004 Stock Incentive Plan Amended and Restated as of February 10, 2009.

4. To transact such other business as may properly come before the Annual Meeting.

Only holders of record of SMI’s common stock at the close of business on March

2, 2009 will be entitled to vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

IMPORTANT NOTE:

To vote shares of SMI’s common stock at the Annual Meeting (other than in person at the Annual Meeting), a stockholder must return a proxy. The return envelope enclosed with the proxy card requires no postage if mailed in the United States of America. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. In the absence of specific instructions, this proxy will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2 and Item 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

SPEEDWAY MOTORSPORTS, INC.

Concord, North Carolina

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPEEDWAY MOTORSPORTS, INC.

The undersigned hereby appoints Mr. O. Bruton Smith and Mr. Mark M. Gambill as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of the common stock of Speedway Motorsports, Inc. held of record by the undersigned on March 2, 2009 at the Annual Meeting of Stockholders to be held on April 21, 2009 or any adjournment thereof.

The Annual Meeting of Stockholders of Speedway Motorsports, Inc. (“SMI”) will be held at the Smith Tower located at Lowe’s Motor Speedway, 5555 Concord Parkway South, Concord, North Carolina on Tuesday, April 21, 2009, at 10:00 a.m. (the “Annual Meeting”) for the following purposes, as described in the accompanying Proxy Statement:

(Continued and to be signed on the reverse side)

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